LICENCE GRANTED BY

                THE SECRETARY OF STATE FOR TRADE AND INDUSTRY TO

                       IFL LIMITED UNDER SECTION 7 OF THE

                          TELECOMMUNICATIONS ACT 1984






                                   APRIL 1998



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                               TABLE OF CONTENTS


THE LICENCE



SCHEDULE 1: CONDITIONS INCLUDED UNDER SECTION 7 OF THE ACT

PART 1:     Definitions  and  interpretation   relating  to  the  Conditions  in
            Schedule 1

PART 2:     Special Conditions referred to in section 8 of the Act

1           Requirement to provide telecommunication services

2           Universal Service

3           Director Information

4           Public Emergency Call Services

5           Planning and implementation of special arrangements for Emergencies

6           Requirement to provide Connection Services

7           Essential requirements to interconnect

8           Collocation and facility sharing

9           Significant Market Power

10          Provision by others of services by means of the Applicable Systems

11          Publication of charges, terms and conditions to be applied

12          Prohibition on undue preference and undue discrimination

PART 3:     Other Conditions included under section 7 of the Act

13 Maintenance of effective competition where the licensee operates a system or provides services overseas

14          Fair Trading


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15          Esential Interfaces

16          Special or exclusive rights in non-telecommunication sectors

17          Customer Interface Standards

18          Restrictions On Advertising

19          Metering and Billing Arrangements

20          Numbering arrangements

21          Arrangements for parallel accounting

22          Arrangements for parallel accounting

23          Prohibition of exclusive dealing in international services

24          Notification of changes in Shareholdings

25          Licensee's Group

26          Payment of fees

27          Requirement to furnish information to the Director

28          Requirement to submit accounts to the Director

29          Leased Lines

30          Availability of information

31          Termination of offerings

32          Access, usage and essential requirements

33          Provision of a minimum set of Relevant Private Circuits

34          Control by the Director

35          Tariff principles and cost accounting

36          Exceptions and limitations on obligations in Schedule 1

PART 3: Conditions included under Section 7 of the Act for the Purposes of Access Control Services

37          Requirement to provide access control services


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38          Transcontrol requirements imposed on the operators of access control services

39          Prohibition of linked sales

40          Publication of charges, terms and conditions to be applied

41          Intellectual property

42 Requirements to keep separate financial accounts in respect of Access Control Services

43          Code of practice on the confidentiality of customer information

44          Exceptions and limitations on obligations in Part 3 of Schedule 1

SCHEDULE 2: REVOCATION

SCHEDULE 3: AUTHORISATION  TO  CONNECT  OTHER   TELECOMMUNICATION   SYSTEMS  AND
            APPARATUS TO THE APPLICABLE SYSTEMS AND TO PROVIDE TELECOMMUNICATION SERVICES BY MEANS OF THE APPLICABLE SYS- TEMS



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                               LICENCE GRANTED BY

                THE SECRETARY OF STATE FOR TRADE AND INDUSTRY TO
                                   IFL LIMITED
               UNDER SECTION 7 OF THE TELECOMMUNICATIONS ACT 1984


THE LICENCE

1 The Secretary. of State, in exercise of the powers conferred on her by section 7 of the Telecommunications Act 1984 (hereinafter referred to as "the Act") and after consulting the Director hereby grants to IFL Limited (hereinafter referred to as "the Licensee") a licence, for the period specified in paragraph 2, subject to the Conditions set out in the Schedule 1 and to revocation as provided for in paragraph 2 and in Schedule 2, to run telecommunication systems of every, description within the United Kingdom ("the Applicable Systems") and authorises the Licensee to do all or any of the acts specified in Schedule 3.

Duration

2 This Licence shall enter into force on the date of signature and shall be of six months' duration in the first instance but, without prejudice to Schedule 2 to this Licence, shall be subject to revocation thereafter on one month's notice in writing of such revocation.

Interpretation

3 The Interpretation Act 1978 shall apply for the purpose of interpreting this Licence as if it were an Act of Parliament. In this Licence, except as hereinafter provided or unless the context otherwise requires, words or expressions shall have the meaning assigned to them and otherwise any word or expression shall have the same meaning as it has in the Act. For the purposes of interpreting this Licence, headings and titles shall be disregarded.

4 In this Licence, "Licence" means a licence granted or having effect as if granted under section 7 of the Act.

5 For the purposes of this Licence the "Applicable Systems" means any or all of the telecommunication systems run by the Licensee under this Licence unless the context otherwise requires.

6 Where this Licence provides for any power of the Secretary of State or the Director to give any direction, notice or consent or make any specification, designation or determination, it implies, unless tile contrary intention appears. a power, exercisable in the same manner and subject to the same conditions or limitations, to revoke, amend or give or make again an,,' such direction, notice, consent, specification, designation or determination: and any reference however expressed to the Director making any determination about any matter shall be construed as making such determination after consultation with the Licensee and where appropriate with any other person who may have a relevant interest in the matter to which the determination relates.



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7 Any  notification  which is  required  to be given  under this  Licence by the
Secretary of State or the Director shall be satisfied by serving the document by post on the Licensee at the Licensee's registered office.



                                                                   Jonathan Wood
                                                      For the Secretary of State
                                                                      April 1998


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SCHEDULE 1: CONDITIONS INCLUDED UNDER SECTION 7 OF THE ACT

PART 1: DEFINITIONS AND INTERPRETATION RELATING TO THE CONDITIONS IN SCHEDULE 1

1.   In this Schedule unless the context otherwise requires:

     (a) "Accounting Rate Service" means each telecommunications service to each country and territory for which a separate accounting rate has been agreed, not including Transit Services;

     (b)  "Applicable  Terminal  Equipment"  means apparatus which is applicable
          terminal   equipment  within  the  meaning  of  regulation  4  of  the
          Telecommunications Terminal Equipment Regulations 1992;

     (c) "Approved Apparatus" means in relation to any system apparatus approved under section 22 of the Act for connection to that system;

     (d) "Associated Person" means any member of the Licensee's Group or a person with a Participating Interest in a member of the Licensee's Group or in whom a member of the Licensee's Group has a Participating Interest;

     (e)  "Authorised  Overseas  System"  means  any  telecommunication   system
          outside the United Kingdom which is authorised to be connected to the Applicable Systems under Schedule 3;

     (f) "Compatibility" means that between the parties concerned there is no reasonably foreseeable risk of:

          (i)  duplication of any Number; or

          (ii) any other related effect, such as would introduce ambiguity or errors or impose undue restrictions on any' user or group of users:

     (g)  "Compliant  Terminal  Equipment" means Applicable  Terminal  Equipment
          which   satisfies   the   requirements   of   regulation   8  of   the
          Telecommunications Terminal Equipment Regulations 1992:

     (h)  "Condition" means a Condition in this Schedule:

     (i)  "Connectable  System"  means  a  telecommunication   system  which  is
          authorised to be run under a Licence/which authorises connection of that system to the Applicable Systems:



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     (j)  "Connection  Service" means a telecommunication  service consisting in the conveyance of any Message which has been, or is to be, conveyed by means of the Applicable Systems:

     (k) "Dwelling-House" has the same meaning as in section 202 of the Broadcasting Act 1990;

     (l)  "Emergency" means an emergency of any kind, including any circumstance
          whatever  resulting  from  major  accidents,   natural  disasters  and
          incidents involving toxic or radio-active materials;

     (m)  "Emergency Organisations" means in respect of any locality:

          (i) the relevant public police, fire, ambulance and coastguard services for that locality; and

          (ii) any other similar organisation in respect of which any public telecommunications operator licensed to operate in the locality in question is providing a Public Emergency Call Service on the day on which this Licence enters into force;

     (n)

          (i) in relation to telecommunication services other than Access Control Services means in relation to a Point of Connection an interface at which in the opinion of the Director it is essential that interoperability between the Applicable Systems and the respective Operator's telecommunication systems is available; and

          (ii) in relation to Access Control Set-vices means an interface at which, in the opinion of the Director, it is essential that interoperability between the Applicable Systems and the Third Party's Access Control System, a Conditional Access System or a Transmission System, as the case may be, is available;

     (o) "European Public Operator" means a person authorised in another Member State to provide public telecommunications networks and publicly available telecommunications services and whose name has been notified by that Member State to the Commission under Article 18 of the Interconnection Directive as a person covered by Annex II of that
          Directive:

     (p) "Group" means a parent undertaking and its subsidiary undertaking or undertakings within the meaning of section 258 of the Companies Act
          1985 as substituted by section 21 of the Companies Act 1989: and "Licensee's Group" means a Group in respect of which the Licensee is either a parent undertaking or a subsidiary undertaking:

     (q) "Interconnection Directive Conditions" means Conditions2,6, 7, 8, 9. and 16:

     (r)  "interconnection    Directive"   means   Directive   97   33   EC   on
          interconnection   in   telecommunications   with  regard  to  ensuring
          universal service and



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          interoperability  through the  application  of the  principles of Open
          Network Provision (ONP);



     (s)  "Interconnection    Regulations"    means    the    Telecommunications
          (Interconnection) Regulations 1997 (S.I. 1997/'293 I);

     (t) "international Business" means the business of providing telecommunication services including, without limitation, any services comprised in a Relevant International Function, which consist in the conveyance of Messages to countries or territories outside the United Kingdom carried on under a Licence and include the running of such parts of the Applicable Systems as are used for the provision of those services, and the installation, maintenance, adjustment, repair, alteration, moving, removal or replacement of such Systems and any apparatus comprised therein;

     (u) "International Conveyance Service" means a telecommunication service consisting in the conveyance of any Message which has been or is to be conveyed by means of any telecommunication system outside the United Kingdom the connection of which to a system by means of which that service is provided is authorised by a Licence;

     (v) "International Private Leased Circuit" means a communication facility which is:

          (i) comprised both in a public telecommunication system and in an equivalent telecommunication system in a country or territory other than the United Kingdom;

          (ii) for the conveyance of Messages between:

               (A) in the case of outbound Messages, the last point of connection within the United Kingdom at which the route of the Messages is selected and the first point of connection in any country or territory other than the United Kingdom;

               (B) in the case of inbound Messages, the last point of connection in any country' or territory other than the United Kingdom and the first point of connection in the United Kingdom at which the route of the Messages is selected;

          (iii) made available to a particular Service Provider:

          (iv) such that all of the Messages transmitted at any of the points mentioned in paragraph {i) are received at every other such point: and

          (v) such that all the points mentioned in paragraph (ii) are points of connection between telecommunications systems referred to in paragraph (i): and


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          (vi) such that all the points mentioned in paragraph (ii) are fixed by the way in which the facility is installed and cannot otherwise be selected by persons or telecommunication apparatus sending Messages by means of that facility; but

          (vii)excluding from the extent of the facility any Private Leased Circuit installed between the particular Service Provider and any other person in the United Kingdom.

     (w) "International Simple Data Resale Services" means telecommunication services consisting in the conveyance of Messages which do not include two-way live speech, but include only such switching, processing, data storage or protocol conversion as is necessary for the conveyance of those Messages in real time, which have been or are to be conveyed by means of all of the following:

          (i)  a Public Switched Network;

          (ii) an International Private Leased Circuit; and

          (iii)the equivalent of a Public Switched Network in another country or territory;

          provided that conveyance of a Message by means of a PuNic Switched Network or, as the case may be, the equivalent of a Public Switched Network in another country or territory, shall be disregarded where that Message is so conveyed in circumstances specified for the time being by the Secretary of State as not being material for the purposes of paragraph 3 of Schedule 3 to this Licence and included in a list kept for the purpose by the Director and made available by him for inspection by the general public;

     (x) "International Simple Voice Resale Services" means telecommunication services consisting in the conveyance of Messages which include two-way live speech which have been or are to be conveyed by means of all of the following:

          (i)  a Public Switched Network;

          (ii) an International Private Leased Circuit; and

          (iii)tile equivalent of a Public Switched Network in another country or territory;

          provided that conveyance of a Message by means of a Public Switched Network or, as tile case may be, the equivalent of a Public Switched Network in another country or territory shall be disregarded where that .Message is so conveyed in circumstances specified for the time being by the Secretary of State as not being material for the purposes of paragraph 3 of Schedule 3 to this Licence and included in a list kept for the purpose by the Director and made available by him for inspection by the general public:


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     (y)  "Leased  Lines  Directive"  means Council  Directive  92/44/EEC on the application of open network provision to leased lines as amended by Council Directive 97/51/EC amending Council Directives 90/387/EEC and 92/44fEEC for the purpose of adaptation to a competitive environment in telecommunications;

     (z) "Leased Lines Regulations" means the Telecommunication (Open Network Provision and Leased Lines) Regulations 1997 (S.I. 1997/2932),

     (aa) "Leased Lines Directive Conditions" means Conditions 29 to 35;

     (bb) "Major Office" means the Licensee's registered office and such other offices as the Director, having consulted the Licensee, may direct;

     (cc) "Message"  means  anything  falling  within  paragraphs  (a) to (d) of section 4(1) of the Act;

     (dd) "Network Connecting Apparatus" means telecommunication apparatus comprised in the Applicable Systems which is not Network Termination and Testing Apparatus and is connected to another telecommunication system;

     (ee) "Network Termination Point" means any point:

          (i) within an item of Network Connecting Apparatus at which energy of any of the forms specified in section 4(1) of the Act is conveyed directly to or from apparatus comprised in a telecommunication system other than one in which that Network Connecting Apparatus is comprised; or

          (ii) within an item. of Network Termination and Testing .Apparatus at which such energy is conveyed directly to any Relevant Terminal Apparatus;

     (ff) "Network   Termination  and  Testing   Apparatus"  means  an  item  of
          telecommunication   apparatus  comprised  in  the  Applicable  Systems
          installed in a fixed position on Served Premises which enables:

          (i) Approved .Apparatus to be readily connected to. and disconnected from. the Applicable Systems;

          (ii) the conveyance of Messages between such Apparatus and the Applicable Systems; and

          (iii)the due functioning of the Applicable Systems to be tested. but the only other (pound)unctions of which, if any, are:

               (A)  to supply energy  between such  Apparatus and the Applicable
                    Systems:


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               (B)  to protect the safety or security  of the  operation  of the
                    Applicable Systems; or

               (C) to enable other operations exclusively related to the running of the Applicable Systems to be performed or the due functioning of any system to which the Applicable Systems are or are to be connected to be tested (separately' or together with the Applicable Systems).

     (gg) "Number" means any identifier which would need to be used in conjunction with any public switched service for the purposes of establishing a connection with any Network Termination Point, user, telecommunication apparatus connected to any Public Switched Network or service element, but not including any identifier which is not accessible to the generality of users of a public switched service;

     (hh) "Numbering Plan" means a plan describing the method adopted or to be adopted for allocating and re-allocating a Number to any Network Termination Point, user telecommunication apparatus or service element;

     (ii) "Operator" means a Schedule 2 Public Operator or any person who is authorised or permitted to run telecommunication systems or provide telecommunication services by means of a Relevant Connectable System or both;

     (jj) "Operator having Significant Market Power" means a Public Operator which the Director has determined to be an organisation having Significant Market Power in accordance with Regulation 4 of the Interconnection Regulations;

     (kk) "Parent Undertaking".has the same meaning as in section 258 of the Companies Act 1985 as substituted by section 21 of the Companies Act 1989;

     (ll) "Participating interest" has the same meaning as in section 260 of the Companies Act 1985 as substituted by section 22 of the Companies Act 1989;

     (mm) "Point of Connection" means a point at which the Applicable Systems and an Operator's system are connected;

     (nn) "Private Leased Circuit" means a communication facility which is:

          (i) provided by means of one or more public telecommunication systems;

          (ii) for the conveyance of Messages between points, all of which are points of connection between telecommunication systems referred to in paragraph (i) and other telecommunication systems:

          (iii) made available to a particular person or particular persons:


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          (iv) such that all of the  Messages  transmitted  at any of the points mentioned in paragraph (it) are received at every other such point; and

          (v) such that the points mentioned in paragraph (it) are fixed by the way in which the facility is installed and cannot otherwise be selected by persons or telecommunication apparatus sending Messages by means of that facility:

     (oo) "Public Emergency Call Services" means a telecommunication service by means of which any member of the public may, at any time and without incurring any charge, by means of an item of telecommunication apparatus which is lawfully connected to the Applicable Systems and which is capable of transmitting and receiving unrestricted two way voice telephony services when so connected, communicate as swiftly as practicable with any of the Emergency Organisations for the purpose of notifying them of an Emergency;

     (pp) "Public Operator" means any person who is authorised or permitted to run publicly available telecommunication systems or provide publicly available telecommunication services or both;

     (qq) "Public Switched Network" means a public telecommunication system by means of which two-way telecommunication services are provided whereby Messages are switched incidentally to their conveyance, and, for the avoidance of doubt, a Public Switched Network does not include Private Leased Circuits or International Private Leased Circuits;

     (rr) "Relevant Apparatus" means any apparatus which is, or is to be, connected to any of the switched Applicable Systems;

     (ss) "Relevant Company" means:

          (i)  the Licensee; or

          (ii) a Parent Undertaking in relation to the Licensee;

     (tt) "Relevant Connectable System" means a Connectable System which is authorised to be run under a Licence which authorises the provision by means of that system of Connection Services for reward to the general public, or an,,' class of the general public, not being a system:

          (i) authorised to be run under a Licence granted to all persons or persons of any class: and

          (ii) for the connection of which, and for the provision of matters necessary for such connection, the Licensee offers terms and conditions which satisfy the requirements of Condition 1l of Schedule l.

     and not being a system which the Director has determined ought not to be deemed a Relevant Connectable System for the purposes of this Licence:


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     (uu) "Relevant  International Function" means the business of providing any of the following telecommunication services by means of the Applicable
          Systems:

          (i) International Simple Voice Resale or International Simple Data Resale or both;

          (ii) provision to others of International Private Leased Circuits;

          (iii)provision of services under any agreement falling within the description contained in Condition 6.1 in Schedule 1;

          (iv) provision of International Conveyance Services (but not including International Simple Voice Resale or International Simple Data Resale), charges for which are to be settled at accounting rates;

          (v) provision of International Conveyance Services (but not including International Simple Voice Resale or International Simple Data Resale), charges for which are not to be settled at accounting rates, and where the Messages conveyed in the provision of such service are conveyed over a circuit which is capable of conveying two-way live speech;

          (vi) provision of International Conveyance Services (including International Simple Voice Resale or International Simple Date Resale), charges for which are not to be settled at accounting rates, and where the Messages conveyed in the provision of such service are conveyed over a circuit which is not capable of conveying two-way live speech;

          (vii)the installation, maintenance, adjustment, repair, alteration, moving, removal or replacement of any apparatus comprised or to be comprised in the Applicable Systems; or

          (viii) provision of any other services included in the Licensee's International Business but not included in any of (uu)(i) to
               (vii) above.

     (vv) "Relevant System" means a Connectable System which is. or is to be. connected to any of the switched Applicable Systems;

     (ww) "Relevant Terminal Apparatus" means:

          (i) "Terminal Apparatus", that is to say any telecommunication apparatus installed on Served Premises by means of which Messages are initially transmitted or ultimately received: and

          (ii) any other telecommunication apparatus directly connected to Terminal Apparatus (including apparatus which is Terminal Apparatus by virtue of this sub-paragraph) which would, if it were run with such Terminal Apparatus and an,.' other apparatus by means of which it is so connected, constitute a system authorised to be run by the person running that Terminal Apparatus under a Licence;

     (xx) "Schedule  2 Public  Operator"  means  an  organisation  described  in
          Schedule 2 to the Interconnection Regulations which is authorised or permitted to run publicly available telecommunications systems or provide publicly available telecommunications services or both:

     (yy) "Served Premises" means a single set of premises in single occupation where apparatus has been installed for the purpose of the provision of telecommunication services by means of the Applicable Systems at those premises;

     (zz) "Service Provider" means (except for the purposes of Condition0) any person who is in the business of providing telecommunication services of any description;

     (aaa)"Shares" has the same meaning as in section 259(2) of the Companies Act 1985, as substituted by section 22 of the Companies Act 1989, and the term "Shareholding" is to be construed accordingly;

     (bbb)"Specified Numbering Scheme" means a scheme for the allocation and reallocation of Numbers which is specified by the Director for the purpose of this Licence and described in a list kept for that purpose by him and made available by him for inspection by the general public.

     (ccc)"Specified Person" means a person specified for the time being by the Director (and who has consented to be so specified) for the purpose of keeping and making available for inspection by the general public a list such as is referred to in Condition 17;

     (ddd)"Subscriber" means a person (other than a public telecommunications operator) to whom there are provided switched voice telephony services by means of the Applicable Systems;

     (eee)"Subsidiary" has the meaning given to it in section 736 of the Companies Act 1985, as substituted by section 144(1) of the Companies Act 1989;

     (fff)"Systems Business" means the following activities of the Licensee or of any wholly owned Subsidiary to the extent that they are undertaken in the United Kingdom taken together:

          (i)  the running of the Applicable Systems: and

          (ii) the installation, maintenance, adjustment, repair, alteration, moving. removal or replacement of any apparatus comprised or to be comprised in the Applicable Systems;

     (ggg)"Transit Service" means any telecommunications service consisting in the conveyance of any Message which originates outside the United Kingdom and



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          is not to be  terminated  within  the United  Kingdom  and for which a separate accounting rate has been agreed;

     (hhh)"Well Established International Operator" means an Operator having 25% or more of what is in the opinion of the Director the relevant market, unless the Director determines that the Operator is not a Well Established International Operator, or an Operator having less than 25% of what is in the opinion of the Director the relevant market which is determined by the Director to be a Well Established International Operator.

     ADDITIONAL  DEFINITIONS  AND  INTERPRETATION  RELATING TO THE CONDITIONS IN
     PART 3 TO SCHEDULE 1

     (a) "Access Control Services" means telecommunication services, other than Conditional Access Services, by means of which the supply to consumers of a Relevant Other Telecommunication Service of any description may be controlled and, without prejudice to the generality of the foregoing includes:

          (i)  Encryption Services, that is to say:

               (A) and encryption or scrambling of signals for a Relevant Other Telecommunication Service of any description; and

               (B) the conveyance by the Applicable System of encryption or scrambling information;

          (ii) Subscriber Authorisation Services, that is to say -

               (A) the actuation or control or the remote actuation or control of decoders; or

               (B)  the  initial   transmission   of  messages   connected  with
                    subparagraph (a)(ii)(A) above;

          (iii) Subscriber Management Services, that is to say:

               (A) the preparation, or preparation and supply to consumers of Essential Components; or

               (B) the preparation from consumers' orders of instructions for authorisation signals for transmission to decoders,

               (C)  or both:

          or any other component of a telecommunication service where failure to provide such :2 part means that such Relevant Other Telecommunication Service could not be supplied to consumers:

     (b) "Access Control Services Business" means the business of providing Access Control Services and includes the running of such parts of the Applicable Systems as are used for the provision of those services, and the installation, maintenance, adjustment, repair, alteration, moving, removal or replacement of such Systems and any apparatus comprised therein;

     (c) "Access Control System" means a telecommunication system by means of which Access Control Services may be provided and to the extent that the telecommunication system concerned is so used and does not include a Transmission System run by the person providing the Access Control Services;

     (d) "Cable Operator" has the same meaning as in the Telecommunications (Advanced Television Standards) Regulations 1996.

     (e)  "Code of Practice" means:

          (i) any Code of Practice from time to time agreed between all Licensees providing Access Control Services and approved by the Director;

          (ii) in the absence of an agreed Code of Practice under  sub-paragraph
               (i) any model Code of Practice issued by the Director; or

          (iii)in the absence of an agreed Code of Practice under  sub-paragraph
               (i) or a Code of Practice issued by the Director under subparagraph (ii), any Code of Practice submitted by the Licensee to the Director and agreed by him.

     (f) "Conditional Access Services" has the same meaning as in Directive 95/47/EC of the European Parliament and of the Council on the use of standards for the transmission of television signals and the Advanced Television Standards Regulations 1996 (SI 1996/3151);

     (g) "Conditional Access System" means a telecommunication system by means of which access to Digital Television Services may be controlled so that only those viewers who are authorised to receive such services do so:

     (h) "Digital Television Services" has the same meaning as in the Advanced Television Standards Regulations 1996 (SI 1996/3151 ):

     (i) "Essential Component" means the smart card or other technological component in electronic or tangible form. which is necessary for the reception of authorisation signals and thus to enable consumers to access and use an,,' Relevant Other Telecommunication Service, for insertion or incorporation into or other interoperation with an;' other telecommunication apparatus run by a consumer:

     (j) "Industrial or [ntellectual Property" includes, without prejudice to its generality, parents, designs, know-how, and copyright:

     (k) "Product" includes any item which is used for the provision of an Access Control Service;

     (l) "Relevant Intellectual Property Right" means any right, which is wholly or partly controlled by a member of the Licensee's Group, in Industrial or Intellectual Property or is subject to an agreement, an arrangement or concerted practice to which a member of the Licensee's Group is a party;

     (m)  "Third   Party"   means  a  person   who   provides   Relevant   Other
          Telecommunication Services;

     (n) "Transmission System" means a telecommunication system by means of which Messages comprising Relevant Other Telecommunication Services are transmitted to consumers and any point to point telecommunication system connected thereto (including, without prejudice to the generality of the foregoing, a studio or outside broadcast link) which conveys such Messages to the point of reception by consumers, and includes a multiplex and a cable system but does not include any telecommunication system or telecommunication apparatus which for the time being is or formed part of an Access Control System;

     (o) "Transmission System Operator" means a person operating a Transmission System on behalf of a Third Party.

2

     (a) words and expressions used in the Interconnection Conditions shall unless the context otherwise requires have the same meaning as in the Interconnection Regulations;

     (b) the Interconnection Conditions are inserted for the purposes of the application of the Interconnection Directive to the Licensee and shall accordingly be construed in accordance with that Directive;

     (c) in the event of any conflict between any provision of the Interconnection Conditions and any provision of any other Condition of this Licence, the latter provision shall, to the extent of such conflict, be taken to be disapplied;

     (d) subject to paragraph (c) above, the Licensee is not required to give effect to any obligation in any Interconnection Condition in so far as the Licensee is required to give effect to such obligation under an,.' other Condition of the Licence.

3

     (a) Words and expressions used in the Leased Lines Directive Conditions shall unless the context otherwise requires have the same meaning as in the Leased Lines Regulations:

     (b) the Leased Lines Directive Conditions are inserted for the purposes of the application of the Leased Lines Directive and shall accordingly be construed in accordance with that Directire; and

     (c) in the event of any conflict between any provision of the Leased Lines Directive Conditions and any provision of any other Condition of this Licence, the latter provision shall, to the extent of such conflict, be taken to be disapplied.

4 Any reference in any Condition in this Schedule, however expressed, to the Director notifying the Licensee about any matter, affording the Licensee an opportunity to make representations, taking representations by the Licensee into account, or explaining, or giving reasons for, any matter to the Licensee, shall be without prejudice to any obligation of due process or similar obligation which the Director is or may be under by virtue of any rule or principle of law or otherwise.

5 Expressions cognate with those referred to in this Schedule or a part thereof shall be construed accordingly.

PART 2: SPECIAL CONDITIONS REFERRED TO IN SECTION 8 OF THE ACT

                                                                     CONDITION 1

REQUIREMENTS TO PROVIDE TELECOMMUNICATION SERVICES

1.1 The Licensee shall take all reasonable steps to provide by means of the Applicable Systems to any Operator who so requests International Conveyance Services to the extent necessary to satisfy all reasonable demands for such Services by such Operator.

                                                                     CONDITION 2

UNIVERSAL SERVICE.

2.1 This Condition applies where the Licensee is an operator of a fixed public telecommunications network and where the Licence confers a Condition imposing universal service obligations on the Licensee.

2.2 The Licensee shall, at the request of the Director and within such period as may be determined by him, calculate the net costs incurred by the Licensee in carrying out universal service obligations as defined in regulation 2(2) of the Interconnection Regulations. Such calculations shall be carried out in accordance with the requirements of Schedule 5 to the Interconnection Regulations.

                                                                     CONDITION 3

DIRECTORY INFORMATION

3.1 This Condition shall only apply where the Applicable Systems are connected to a telecommunication system not run under a Licence issued to a particular person.

3.2 Subject to paragraph 3.5, where the Licensee provides switched voice telephony services by means of any of the Applicable Systems which is connected to an Authorised Overseas System by means of which such services are provided, then, if a directory information service is provided by means of that Authorised Overseas System in respect of that Authorised Overseas System, the Licensee shall provide to any person to whom it provides switched voice telephony services by means of that Applicable System information as to how that person may avail himself by means of that Applicable System and that Authorised Overseas System when connected together of the directory, information service provided and shall take all reasonable steps to secure that that can be done.

3.3 Where the Licensee provides switched voice telephony services by means of any of the Applicable Systems which is connected to both:

     (a) an Authorised Overseas System by means of which such services are provided; and

     (b) a Connectable System in the United Kingdom by means of which such services are provided which is run under a Licence which does not authorise the connection of that system to a system outside the United Kingdom so as to convey Messages from the United Kingdom to a place outside the United Kingdom it shall not unreasonably refuse to provide to the operator of that Connectable System access to such directory information services relating to the Authorised Overseas System as the Licensee makes available to those to whom it provides voice telephony sservices.

3.4 The directory  information  service provided by the Licensee under paragraph
3.2 shall include a service which the Director determines to be satisfactory whereby director",' information is made available in a form which is appropriate to meet their needs to persons who are so blind or otherwise disabled as to be unable to use a telephone director'},' in a form in which it is generally available to persons to whom the Licensee provides services: and the service so provided to such persons shall from the date on which this Licence enters into force be provided free of charge or, if the Director is satisfied that that is not practicable, the Licensee shall provide, in accordance with arrangements agreed with the Director. appropriate reasonable compensation in respect of charges that are paid.

3.5 The obligation in paragraph 3.2 shall not apply:

     (a) when the directory information requested relates to a person who has requested the Licensee or the operator of the connected telecommunication system not to provide such information in relation to him: or

     (b) in respect of any person to whom switched voice telephony services are provided by means of the Applicable Systems if that person has notified the Licensee in writing that he is able to obtain from another public telecommunications operator who provides switched voice telephony services within the United Kingdom to that person information as to how to avail himself of such directory information service as may be provided in respect of any Authorised Overseas System which is connected to the Applicable Systems.

3.5 This Condition is without prejudice to Condition 6.

                                                                     CONDITION 4

PUBLIC EMERGENCY CALL SERVICES

4.1 This Condition shall only apply where the Applicable Systems are connected to a telecommunication system not run under a Licence issued to a particular person.

4.2 The Licensee shall ensure, except to the extent that the Director determines is not reasonably practicable, that both the numbers 999 and 112 are available as emergency call numbers so that any member of the public by dialling either the number 999 or the number 112 on telecommunication apparatus which is lawfully connected to the Applicable Systems at any place in the United Kingdom and which is capable of transmitting and receiving unrestricted two way voice telephony services when so connected is provided with a Public Emergency Call Service.

4.3 Where the Director has made a determination in accordance with paragraph 4.2 the Licensee shall take all reasonable steps to ensure that persons to whom there are provided by means of the Applicable Systems services which do not include a Public Emergency Call Service are notified in writing that the services so provided do not include a Public Emergency Call Service.

4.4 For the purposes of this Condition telecommunication apparatus shall be regarded as capable of transmitting and receiving unrestricted two way voice telephony services only if it is capable of both:

     (a) transmitting for conveyance by means of an Applicable System specific signals designated by the Licensee for the purpose of establishing communication with voice telephony apparatus controlled by the Emergency Organisations; and

     (b) transmitting and receiving uninterrupted simultaneous two way speech to be conveyed, or as the case may be conveyed, by means of that Applicable System.

4.5 In this Condition, the United Kingdom does not include an,.' area to which the Act is extended under section 107.

                                                                     CONDITION 5

PLANNING AND IMPLEMENTATION OF SPECIAL ARRANGEMENTS FOR EMERGENCIES

5.1 The Licensee shall, after consultation with such authorities responsible for Emergency Organisations and such departments of central and local government as the Director may from time to time determine and whose names are notified to the Licensee by him for the purpose, make plans or other arrangements for the provision or, as the case may be, the rapid restoration of such telecommunication services as are practicable and may reasonably be required in Emergencies.

5.2 The Licensee shall, on request by any such person as is designated for the purpose in the relevant plans or arrangements, implement those plans or arrangements insofar as it is reasonable and practicable to do so.

5.3 Nothing in this Condition precludes the Licensee from:

     (a) recovering the costs which it incurs in making or implementing any such plans or arrangements from those on behalf of or in consultation with whom the plans or arrangements are made; or

     (b) making implementation of any plans or arrangements conditional upon the person or persons for whom or on whose behalf that plan or arrangement is to be implemented indemnifying the Licensee for all costs incurred as a consequence of the implementation.

                                                                     CONDITION 6

REQUIREMENT TO PROVIDE CONNECTION SERVICES

6.1 Subject to paragraphs 6.6 and 6.7 and any exercise by the Director of his functions under regulations 6(3) or 6(4) of the Interconnection Regulations, the Licensee shall offer to enter into an agreement with an Operator or a European Public Operator or offer to amend such an agreement, as the case may be, within a reasonable period, if such Operator requires it to:

     (a) connect, and keep connected, to any of the Applicable Systems, or to permit to be so connected and kept connected, any Relevant Connectable System run by the Operator or a telecommunication system run by a European Public Operator and accordingly to establish and maintain such one or more points of connection as are reasonably required and are of sufficient capacity and in sufficient number to enable Messages conveyed or to be conveyed by means of any of the Applicable Systems in such a way as conveniently to meet all reasonable demands for the conveyance of Messages between the Operator's system and the Applicable Systems. and

     (b) to provide such other telecommunication services (including the conveyance of Messages which have been, or are to be, transmitted or received at such points of connection), information and other services which, to the extent the parties do not agree (or the Licensee is not in any event so required under or by virtue of another Condition), the Director may determine are reasonably required (but no more than reasonably required) to secure that points of connection are established and maintained and to enable the Operator or the European Public Operator as the case may be effectively to provide the Connection Services which it provides or proposes to provide.

6.2 The Licensee or the Operator or the European Public Operator as the case may be may at any time request the Director to make a direction in order

     (a) to specify issues which must be covered in an interconnection agreement; or

     (b) to lay down specific conditions to be observed by one or more parties to the agreement; or

     (c) if he thinks fit. to set time limits within which negotiations are to be completed;

and a direction under this paragraph operates as an exercise by the Director of the power of direction conferred by regulation 6.3 or 6.4 of the Interconnection Regulations as the case may be.

6.3 The Licensee shall secure that the agreement to be entered into. or an amendment under paragraph 6.1 above is offered on terms and conditions which are reasonable. To the extent that the terms and conditions oran agreement made under paragraph 6.1 (whether on or after the coming into force of this paragraph) cease to be reasonable, the Licensee shall, within a reasonable period, offer to the Operator or the European Public Operator, as the case may be, or agree with the Operator or the European Public Operator, as the case may be. to amend the agreement so that the terms and conditions of the agreement are reasonable.

6.4 The Licensee shall comply with:

     (a) the requirements of any direction given to the Licensee under paragraph 6.2 or under regulations 6(3) and 6(4) of the Interconnection Regulations in relation to any negotiations or agreement to which it is or is intended to be a party; and

     (b) the requirements of any direction given to the Licensee under regulation 6(6) or regulation 6(7) of the Interconnection Regulations in relation to any dispute over the terms of an agreement under paragraph 6.1 above.

6.5 An agreement made pursuant to this Condition shall not contain any restrictive provision, unless, before the agreement is made, the Director has consented to the inclusion of such a provision. For the purposes of this paragraph, a provision in an agreement is a restrictive provision if by virtue of the existence of such a provision (taken alone or with other provisions) the agreement is one to which the Restrictive Trade Practices Act 1976 would apply but for paragraph I(I) of Schedule 3 to that Act.

6.6 If the Director is considering whether a determination or consent under this Condition is appropriate, he shall notify' the Licensee and Interested Parties of his proposed decision or the options which he is considering, and his reasons, and give them a reasonable opportunity to make representations. On making or refusing a determination or direction or giving or refusing consent, he shall notify, the Licensee and Interested Parties of the determination, consent or refusal, as the case may be, and his reasons.

6.7 Paragraph 6.1 above does not apply to the extent that the Director has consented to limiting such obligation on a temporary, basis and on the grounds that there are technically and commercially viable alternatives to the interconnection requested, and that the requested interconnection is inappropriate in relation to the resources available to meet the request.

6.8 For the avoidance of doubt:

     (a) any question as to whether any term or condition (including a charge) is reasonable shall be decided by the Director having regard to an,.' guidelines on the application of this Condition issued from time to time by the Director: and

     (b) in considering whether a term or condition (including a charge) is reasonable. the Director may take. into account, inter alia. the effective date of the term, or condition and the period during which such term or condition may already have been in effect: the Director may conclude that a reasonable charge is one which is offered or agreed, as the case may be. on terms that it take effect in agreements made under paragraph 6.1 above From the date of a complaint or the date on which the term was first offered or accepted by the Licensee or an

          Operator or a European Public Operator from any other date which is considered by the Director to be appropriate in the circumstances.

6.9 The Licensee shall provide financial information to the Director promptly on request and to the level of detail required by the Director under Part IV of
Schedule 3 to the Interconnection Regulations.

6.10 The Licensee shall comply with any request by the Director under Regulation 6(5) of the Interconnection Regulations to inspect any interconnection agreement entered into by the Licensee in its entirety.

6.11 The Licensee shall comply with any requirement made by the Director as a last resort under regulation 6(10) of the Interconnection Regulations to interconnect in order to protect essential public interests, 'and shall comply with any terms set by the Director for such purpose.

"Interested Parties" means those persons (if any), other than the Licensee, with whom, in any particular case, the Director considers it appropriate to consult.

                                                                     CONDITION 7

ESSENTIAL REQUIREMENTS TO INTERCONNECT

7.1 Where the Director specifies conditions based on essential requirements pursuant to regulation 7(1) of the Interconnection Regulations for inclusion in any interconnection agreement to which the Licensee is a party, the Licensee shall forth with secure the incorporation of those terms and conditions in such agreement.

                                                                     CONDITION 8

COLLOCATION AND FACILITY SHARING

8.1 The Licensee shall comply with any decision by the Director under regulation 10(2) of the Interconnection Regulations.

8.2 The Licensee shall comply with any facility or property sharing arrangement, or both, specified by the Director in accordance with regulation 10(3) of the Interconnection Regulations.

                                                                     CONDITION 9

SIGNIFICANT MARKET POWER

9.1 Except as otherwise specified, paragraphs 9.2 to 9.20 apply to Operators having Significant Market Power and in respect of the relevant market or markets in which the Operator has such power.

9.2 The Licensee shall meet all reasonable requests for access to its Applicable Systems including access at points other than the network termination points offered to the majority of end users.

9.3

     (a) This paragraph applies where the Licensee is an Operator having Significant Market Power running the systems or providing the services described in Parts I and II of Schedule 1 to the Interconnection Regulations, or, as described in Part III of Schedule 1 which has been notified as an Operator having Significant Market Power on the national market for interconnection.

     (b) The Licensee shall secure, and shall be able to demonstrate to the satisfaction of the Director at his request, that the charges offered, payable or proposed to be offered or payable by an Operator to the Licensee for each Standard Service are reasonably derived from the costs of providing the Service based on a forward looking incremental cost approach (except to the extent the Director considers it appropriate that for a transitional period, or in any particular case, the Licensee apply another cost standard3. The Licensee shall comply with any adjustment required by the Director.

9.4 Subject to Conditions 6.1 and 6.2 the Licensee shall, subject to the ability of whom an offer is made pursuant to paragraph 9.5 to decline that offer, secure

     (a) Standard Services are offered to Operators at the same charges and associated terms and conditions referred to in paragraph 9.13(a). and

     (b) where the Licensee uses a service or provides it to itself, or it is used by or provided to any body corporate controlled by it. which service is the same as a Standard Service the amount applied and incorporated in the Transfer Charge in respect of that use or provision is equal to the amount applied to that service in the charge payable by an Operator to the Licensee for that Standard Service.

9.5

     (a) This paragraph applies only to Operators having Significant Market Power running the systems or providing the services described in Parts I and II of Schedule I to all the Interconnection Regulations.

     (b) An offer between the Licensee and an Operator under paragraph 6. I to provide a Standard Service shall not be conditional on the acceptance by the Operator or the inclusion in the agreement of any other terms and conditions except for terms and conditions which are necessarily incidental to the provision of the Standard Service in question.

9.6

     (a) This paragraph applies only to Operators having Significant Market Power running the systems or providing the services described in Parts I and [I of Schedule I to the Interconnection Regulations.

     (b) The Licensee may set different tariffs, terms and conditions for interconnection for different categories of organisations which are authorised to provide telecommunication systems or telecommunication services, where such differences can be objectively justified on the basis of the type of interconnection provided or on the basis of relevant conditions of the licence.

9.7 On entering into an agreement or amendment under Condition 6.1 the Licensee shall send to the Director and the Operator a copy of the agreement or amendment.

9.8

     (a) Subject to paragraph (b) the Licensee or the Operator may within 14 days from entering into the agreement or amendment make a representation to the Director that any part of the agreement or amendment deals with its commercial strategy and require the Director to make a determination to that effect.

     (b) Details of interconnection charges, terms and conditions and an3,' contributions to universal service obligations cannot be excluded from the agreement or amendment.

9.9 A determination made in response to a requirement under paragraph 9.8 shall specify any exclusions to be made from the agreement or modification before it is published under paragraph 9.10.

9.10 The Licensee not earlier than 14 days after entering into the agreement or, ira request has been made under paragraph 9.8(a), receipt of a determination made under paragraph 9.9. whichever is the later, shall publish the agreement or amendment as soon as reasonably practicable. Publication shall be effected by the Licensee, except to the extent that the Director may consent to an alternative location or to an alternative method of publication, making available in a publicly accessible part of ever5 Major Office. in such manner and in such place that it is readily available for inspection free of charge by members of the public a list of all such agreements and amendments together with a notice of the address and telephone number or' the person to whom an,,' request for a cop.,.' of an,. or all of such list. agreements or amendments or any part of them may be made.

9.11 The Licensee shall send a copy of such list or (following publication! any agreement or amendment or part of them to any person who may request it within 7 working days of receiving :he request.

9.12

     (a) The Licensee shall, within a reasonable period following its request, send to any Operator which informs the Licensee it is considering requiring the Licensee to offer to enter into an agreement or to amend such an agreement under Condition 6. I. all necessary information and specifications, in order to facilitate the conclusion of an agreement, including, except to the extent that the Director may otherwise consent, information on changes planned for implementation within the next six months.

     (b) Information received by the Licensee from an Operator shall be used only for the purpose for which it was supplied. The Licensee shall not pass such information on to other departments, subsidiaries or partners for which such information could provide a competitive advantage.

9.13

     (a) This paragraph and paragraphs 14 to 16 apply ,,,,'here the Licensee is an Operator having Significant Market Power running the systems or providing the services described in Parts I and II of Schedule 1 to the Interconnection Regulations.

     (b) Except to the extent that the Director may otherwise consent, on 1 January, 1998 (if list has not previously been published), or within three months of being determined by the Director as having Significant Market Power (whichever is the later), and every six months from the date of the previous publication, the Licensee shall, in accordance with sub-paragraphs (c), (d) and (e), publish a reference interconnection offer comprising a full list of Standard Services ("the Standard List") specifying:

          (i) the charge offered to Operators requiring the Licensee to offer to enter into an agreement under Condition 6. l for each Standard Service and the amounts applied to each component within that service; and

          (ii) the location in the Licensees current standard interconnection agreement of the terms and conditions associated with the provision of each Standard Service.

     (c) Except to the extent that the Director may otherwise consent, within I0 working days from the date on which a proposal to change a charge or to offer a new Standard Service comes into effect, the Licensee shall amend the Standard List to take account of the change and shall publish the amendment by' sending it to the Director and to all Operators with which it has entered into (or offered to enter into) an agreement under Condition 6.1.

     (d) The Licensee shall send a copy of the current Standard List, any amendments not incorporated into the List or the current standard interconnection agreement offered to Operators requiring the Licensee to offer to enter into an agreement under Condition 6.1 to any person who may request it on payment of a reasonable charge. The Licensee shall send the copy within 7 working days after receiving payment of that charge.

     (e) Except to the extent that the Director may consent to an alternative location or to an alternative method of publication, the Licensee shall make available in a publicly accessible part of every Major Office, in such manner and in such place that it is readily available for inspection free of charge by members of the public, a notice of the address and telephone number of the person to whom any request for a copy of the current Standard List, any amendments or the standard interconnection agreement may be made.

9.14

     (a)  Subject  to   sub-paragraph   (c),  and  except  to  the  extent  that
          enforcement action is taken by the Director:

          (i) in the case of a Competitive Standard Service, not less than 28 days, and

          (ii) in the case of all other Standard Services. not less than 90 days;

          before any change to a charge for a Standard Service, or any offer of a new Standard Service, is to come into effect, the Licensee shall send to the Director and all Operators with which it has entered into (or offered to enter into) an agreement under Condition 6.1 written notice of a proposal (a "Network Charge Change Notice") which identifies:

          (iii)the Standard Service, the current charge offered for, and the location in the Licensee's current standard interconnection agreement of the terms and conditions associated with, the provision of the Service and the proposed charge, or the proposed new Standard Service, new charge and associated terms and conditions, as the case may be; and

          (iv) the proposed effective date or period;

          and the Licensee shall not offer or apply any such proposed charge or new Standard Service to any Operator before the expiry, of the relevant notice period or the proposed effective date, whichever is later.

     (b) Except to the extent that the Director may consent to an alternative location or to an alternative method of publication the Licensee shall make available in a publicly accessible part of ever}' .Major Office, in such manner and in such place that it is readily available for inspection free of charge by members of the public, a notice of the address and telephone number of the person to whom any request for a copy of a Network Charge Change Notice may be made, and for a period of one ,.'ear after it has been sent to the Director. the Licensee shall send a copy of a Notice to any person who may request it, within 7 working days of receipt of the request.

     (c) if, before it comes into effect, the Licensee withdraws a Network Charge Change Notice. or extends or changes the effective date or period, then the Licensee shall send to the Director. to all Operators with which it has entered into (or offered to enter into) an agreement under Condition 6. and to every person  who on or before  that date  requested  a copy of the  Network
          Charge Change Notice which has been withdrawn or extended, written notice of the withdrawal, extension or change forthwith. Except to the extent that the Director may consent to an alternative location or to an alternative method of publication, the Licensee shall make available in a publicly accessible part of every Major Office, in the manner and place specified in subparagraph (b), a notice of the address and telephone number of the person to whom any request for a copy of a notice may be made, and for a period of one year after it has been sent to the Director, the Licensee shall send a copy of a notice to any person who may request it (or the Network Charge Change Notice to which it relates), within 7 working days of receipt of the request.

9.15

     (a) The Director shall, following a representation by the Licensee or an Operator that the market for a Standard Service is competitive, determine whether or not that market is competitive.

     (b) If the Director determines that the market is competitive, then that Standard Service shall be a Competitive Standard Service.

     (c) The Director may, following a representation by the Licensee or an Operator that the market for a Competitive Standard Service is not or has ceased to be competitive, determine that the market is not competitive. When the Director determines that the market for a Competitive Standard Service is not competitive, that Standard Service shall cease to be a Competitive Standard Service.

9.16 If the Director is considering whether a determination, direction or consent under this Condition is appropriate, he shall notify the Licensee and Interested Parties of his proposed decision or the options which he is considering, and his reasons, and give them a reasonable opportunity to make representations. On making or refusing a determination or direction or giving or refusing consent, he shall notify the Licensee and Interested Parties of the determination, direction or consent or refusal, as the case may be, and his reasons.

9.17 Paragraphs 9.18 to 9.21 apply where the Licensee is an Operator having Significant Market Power running the systems or providing the services described in Parts I and II of Schedule 1 to the Interconnection Regulations.

9.18

     (a) Subject to sub-paragraph (b), the Licensee shall maintain a cost accounting system which:

          (i) in the opinion of the Director is suitable.to demonstrate that its charges have been fairly and properly calculated; and

          (ii) provides the information for the time being required to be provided by virtue of Article 7.5 of', and Annex V to, the Interconnection Directive.

     (b) The Licensee shall be deemed to be complying with the requirements of subparagraph (a) at any time within the period of 2 years from the designation of the Licensee as an Operator having Significant Market Power if it is at that time complying with directions then in force which have been given to it by the Director for the purpose of ensuring that its cost accounting system enables it to demonstrate that its charges have been fairly and properly calculated.

9.19 The Licensee shall make available to any person on request a description of its cost accounting system showing the main categories under which costs are grouped and the rules used for the allocation of costs to interconnection.

9.20 Where the annual turnover of the Licensee in telecommunications activities in the UK is more than 20 million ECU the Licensee shall keep separate accounts for, on the one hand, activities related to interconnection - covering both interconnection services provided to or used by itself or any body corporate controlled by it and interconnection services provided to others -and, on the other hand, other activities, so as to identify all elements of cost and revenue, with the basis of their calculation and the detailed attribution methods used, related to its interconnection activity, including an itemised breakdown of fixed assets.

9.21

     (a) For each financial year ending on or after 1 January 1998, the Licensee shall procure in respect of the separate accounts described in paragraph 9.20 an audit report by the Licensee's auditor for the time being appointed in accordance with the Companies Act 1985 which shall conform to Auditing Standards and in which the Auditor shall state whether in its opinion the accounts fairly present in accordance with the cost accounting systems the results of the relevant activities and the costs incurred for the relevant financial year.

     (b) For each financial year ending on or after 1 January 1998, the Licensee shall publish the separate accounts and the report of the auditor within two months after the date on which the Licensee's annual statutory financial statements are published and, in any event, within four months after the end of the period to which they relate.

9.22 In this Condition:

          (i) "Auditing Standards" means United Kingdom auditing standards and guidelines issued from time to time by the Auditing Practices Board or its predecessor body;

               "Competitive Standard Service" means a Standard Service. the market for which has been determined by the Director to be competitive and a new Standard Service offered in accordance with paragraph 9.15 and which in either case has not ceased to be ::
               Competitive Standard Service pursuant to paragraph 9.15(c).

               "Network Charge Change Notice" has the meaning given paragraph 9.14(a):

               "Standard Service" means a service including a Competitive Standard Service which an Operator has required from the Licensee and which the Licensee is obliged to provide, or to offer to enter into an agreement to provide, under Condition 6. I; and

               "Transfer Charge" means the charge which is applied by the Licensee to itself or to any body corporate controlled by it for the use or provision of a service which is the same as a Standard Service;


          (b) references to a charge for a Standard Service shall include the means of calculating that charge;

          (c) references to a charge being payable are references to a charge being payable in accordance with an agreement made in pursuance of this Condition;

          (d) for the avoidance of doubt any question as to whether any charge is reasonably derived from costs shall be decided by the Director having regard to any guidelines on the application of this Condition issued from time to time by the Director;

          (e) any reference to "service" (or "Standard Service") shall be taken to include a reference to goods or information.

                                                                    CONDITION 10


PROVISION BY OTHERS OF SERVICES BY MEANS OF THE APPLICABLE

SYSTEMS

10.1 The Licensee shall permit any person, who is licensed to run a Connectable System under a Licence which authorises it to provide telecommunication services to others, including Connection Services, to provide such services whilst that Connectable System is connected to the relevant Applicable System.

10.2 The Licensee shall permit any person:

     (a) using telecommunication apparatus which has been lawfully connected to the Applicable Systems or which is connected to another telecommunication system which itself has been lawfully connected to the Applicable Systems; or

     (b)  running a telecommunication system which is so connected,

to provide by means of the Applicable Systems any service other than the installation, maintenance, adjustment, repair, alteration, moving, removal or replacement of telecommunication apparatus comprised in the Applicable Systems.

                                                                    CONDITION 11

PUBLICATION OF CHARGES, TERMS AND CONDITIONS TO BE APPLIED

11.1The Licensee shall, except insofar as the Director may otherwise consent in writing and except in respect of charges, terms and conditions which have been or could be the subject of a direction under Condition 6 and published pursuant to regulations 6 and 8 of the Interconnection Regulations under Condition 6:

     (a) publish in the manner and at the times specified in paragraph 11.4 a notice specifying, or specifying the method that is to be adopted for determining, the charges and other terms and conditions on which it offers:

          (i) to provide each description of telecommunication services other than Access Control Services by means of the Applicable Systems; or

          (ii) to maintain, adjust, repair or replace any apparatus comprised in the Applicable Systems; or

          (iii)to connect to the Applicable Systems any other system which is not and is not to be comprised in the Applicable Systems; or

          (iv) to grant permission to connect such systems to, or to provide services other than Access Control Services by means of, the Applicable Systems;

          where such things are done in accordance with an obligation imposed by or under this Licence.

     (b) Where the Licensee does any of the things described in paragraphs 11.1(a)(i) to 11.l(a)(iv) it shall do those things at the charges and on the other terms and conditions so published and not depart therefrom. Provided that this obligation will not be breached by variations to the charges, terms and conditions referred to in paragraph 11.1(a) to the extent that the method which is adopted for determining those variations has been disclosed to the Director, except insofar as those charges, terms and conditions relate to a particular market in respect of which the Director has made a determination that the Licensee is a Well Established International Operator.

11.2 Where the Director has made a determination that the Licensee is a Well Established International Operator in a particular market the Licensee shall specify the precise amount of such charges in accordance with paragraph 11.1
(a). insofar as the,,.' relate to the market in respect of which such a determination has been made.

11.3 The requirement to publish under paragraph 11.1 shal1 not apply in respect of any service which is materially different from any service already provided by the Licensee by means of' the Applicable Systems until such time as it is provided and a copy of' the notice shall be sent to the Director at that time.

11.4 Publication of the notice shall be effected by:

     (a) sending a copy thereof to the Director to arrive not more than 28 days after the date on which the Licensee first provides services under the Licence and thereafter not less than one day before any proposal to amend any charge, term or condition or the method of determining the same is to become effective: provided that where the Director has made a determination that the Licensee is a Well Established International Operator in a particular market, this subparagraph shall have effect as if the words "28 days" were substituted for the words "one day" insofar as any such proposal relates to the provision of services in relation to the market in respect of which such a determination has been made;

     (b) placing as soon as practicable thereafter a copy thereof in a publicly accessible part of every Major Office of the Licensee in such a manner and in such a place that it is readily available for inspection free of charge by members of the general public during such hours as the Secretary of State may by order prescribe under section 19(4) of the Act that the register of Licences and final and provisional orders is to be open to public inspection, or in the absence of any such order having been made by the Secretary of State, during normal office hours; and

     (c) sending a copy thereof or such part or parts thereof as are appropriate to any person who may request such a copy.

11.5 The obligations imposed on the Licensee by this Condition are without prejudice to any determination which the Director may make under Condition 13 of this Licence.

11.6 For the avoidance of doubt, where the Licensee is a Regulated Supplier of Access Control Services on whom the Director has served a Regulated Supplier
Notice the obligations imposed on the Licensee by this Condition shall be without prejudice to any requirements imposed on the Licensee by Condition 40 relating to the publication of charges, terms and conditions on which the Licensee offers to provide such Access Control Services.

                                                                    CONDITION 12

PROHIBITION ON UNDUE PREFERENCE AND UNDUE DISCRIMINATION

12.1 The Licensee shall not (whether in respect of the charges or other terms or conditions applied or otherwise) show undue preference to, or exercise undue discrimination against, particular persons or persons of any class or description as respects:

     (a) the connection to the Applicable Systems of any other system which is not and is not to be comprised in the Applicable Systems in accordance with an obligation imposed by or under this Licence; or

     (b) the maintenance, adjustment, repair or replacement of any apparatus comprised in the Applicable Systems in accordance with an obligation imposed by or under this Licence; or

     (c)  the   provision   by  means   of  the   Applicable   Systems   of  any
          telecommunication service in accordance with an obligation imposed by or under this Licence; or

     (d) the granting of permission to connect such systems to, or to provide services by means of the Applicable Systems in accordance with an obligation imposed by or under this Licence.

12.2 The Licensee may be deemed to have shown such undue preference or to have exercised such undue discrimination if it unfairly favours to a material extent a business carried on by it in relation to the doing of any of the things mentioned in paragraph 12.1 so as to place at a significant competitive disadvantage persons competing with that business.

12.3 Any question relating to whether any act done or course of conduct pursued by the Licensee amounts to such undue preference or such undue discrimination shall be determined by the Director, but nothing done in any manner by the Licensee shall be regarded as undue preference or undue discrimination if and to the extent that the Licensee is required or permitted to do the thing in that manner by or under any provision of this Licence.

12.4 The obligations imposed on the Licensee by this Condition are without prejudice to any determination which the Director may make under Condition 13 of this Licence.

PART 3:      OTHER CONDITIONS INCLUDED UNDER SECTION 7 OF THE ACT

                                                                    CONDITION 13


MAINTENANCE OF EFFECTIVE COMPETITION WHERE THE LICENSEE OPERATES A SYSTEM OR PROVIDES SERVICE OVERSEAS

13.1 This Condition shall apply where the Licensee or any Associated Person is the operator of any telecommunication system or provides telecommunication services in a country or territory, outside the United Kingdom.

13.2 Where it appears to the Director that as a result of any act or omission of the Licensee either by itself or with or through any Associated Person competition in the provision of any telecommunication service or any particular description of telecommunication services in the United Kingdom is being or is likely to be restricted, distorted or prevented he may make a determination to that effect.

13.3 Where the Director makes a determination under paragraph 13.2 the Licensee shall take such steps as the Director may direct for the purpose of remedying the situation. In particular (and without prejudice to the generality of the foregoing) any such direction may require compliance by the Licensee with any other Condition, as appropriate, including in particular any Condition providing for publication of charges, terms and conditions or prohibiting undue discrimination and undue preference, in relation to the provision of any telecommunication service within the United Kingdom notwithstanding that any condition precedent to the application of that Condition is not otherwise satisfied.

                                                                    CONDITION 14

FAIR TRADING

14.1 The Licensee shall not do any thing, whether by act or omission, which has or is intended to have or is likely to have the effect of preventing, restricting or distorting competition where such act or omission is done in the course of, as a result of or in connection with, providing telecommunication services, or any particular description of telecommunication service, or running a telecommunication system.

For the purpose of this Condition such an act or omission will take the form of:

     (a) any abuse by the Licensee, either alone or with other undertakings, of a dominant position within the United Kingdom or a substantial part of it. Such abuse may, in particular, consist in:

          (i) directly or indirectly imposing unfair purchase or selling prices or other unfair trading conditions;

          (ii) limiting production, markets or technical development to the prejudice of consumers;

          (iii)applying  dissimilar  conditions to equivalent  transactions with
               other   parties,   thereby   placing   them   at  a   competitive
               disadvantage; or

          (iv) making the conclusion of contracts subject to acceptance by the other parties of supplementary obligations which, by their nature or according to commercial usage, have no connection with the subject of such contracts; or

     (b) the making (including the implementation) of any agreement, the compliance with any decision of any association of undertakings or the carrying on of any concerted practice with any other undertaking which has the object or effect of preventing, restricting or distorting competition within the United Kingdom.

14.2

     (a) An act or omission of a kind described in paragraph 14.1 is not prohibited where:

          (i)  it has or would have no appreciable effect on competition; or

          (ii) it has or would have no effect on competition between persons engaged in commercial activities connected with telecommunications and it would have no effect on users of telecommunication services.

     (b) An act or omission of a kind described in paragraph l4.1(b) is not prohibited by this Condition if the agreement decision or concerted practice contributes to improving the provision of any goods or services or to promoting technical or economic progress, while allowing consumers a fair share of the resulting benefit and does not:

          (i) impose on the parties concerned restrictions which are not indispensable to attaining those objectives; and

          (ii) afford such parties the possibility of eliminating competition in respect of a substantial part of the goods or services in question.

     (c) This Condition shall not apply to any provision of an agreement insofar as it is a provision by virtue of which the Restrictive Trade Practices Act 1976 applies to that agreement.

     (d) This Condition shall not apply to a merger situation qualifying for investigation under the Fair Trading Act 1973.

14.3 Whether any act or omission is prohibited by this Condition shall be determined:

     (a) with a view to securing that there is no inconsistency with the general principles having application to similar questions of directly applicable competition law, in particular those laid down by the Court of Justice of the European Communities on the scope of the competition rules contained in the EC Treaty and block exemptions adopted by the European Commission under Article 85(3); and

     (b)  having regard to:

          (i) any decision taken, or notice issued, by the European Commission in applying the competition rules contained in the EC Treaty and any relevant pronouncement of the Director General of Fair Trading or report of the Monopolies and Mergers Commission; and

          (ii) any guidelines on the application of this Condition issued from time to time by the Director.

14.4

     (a) If it appears to the Director that an act or omission of the Licensee is or was prohibited by this Condition he may make an initial determination to that effect (an "Initial Determination").

     (b) Before making an Initial Determination the Director shall give a notice to the Licensee:

          (i)  stating that he is investigating a possible contravention or this
               Condition:

          (ii) setting out the reasons why it appears to him that this Condition may be being, or may have been, breached, including any matters of fact or law which he thinks relevant:

          (iii)requesting within a reasonable period laid down by the Director such further information as he may require from the Licensee in order to complete his Determination; and

          (iv) where appropriate, setting out the steps he believes the Licensee would have to take in order to remedy the alleged breach.

14.5

     (a)  Within 28 days of the Director:

          (i)  making an Initial Determination;

          (ii) making a provisional' order; or

          (iii)giving  notice  of his  proposal  to  make a  final  order  under section 17(1) of the Act;

          in respect of the contravention in question, the Licensee may notify the Director that it:

          (iv) requires   him  to  make  a   final   determination   (a   "Final
               Determination") of the matter;

          (v) requires that in making the Final Determination he take into account a report of a body of experts appointed by him to consider the matter ("the Advisory Body").

     (b)  Before making a Final Determination the Director shall -

          (i) give a notice to the Licensee setting out the matters referred to in paragraph 14.4(b); and

          (ii) if the Licensee has given notice under sub-paragraph 14.5(a)(v) above, take into account the report of the Advisory Body on the matter.

     (c) The Director shall then determine whether he is satisfied that the act or omission in respect of which the Initial Determination ',','as made is or was prohibited by this Condition.

14.6

     (a) Before making his Initial Determination or Final Determination the Director shall give the Licensee, and any other person whom he considers it appropriate to consult, such period within which to make representations (both orally, and in writing) in response to the notice as he considers reasonable in all the circumstances.

     (b) The Director shall notify the Licensee and any other person whom he considers it appropriate to notify of every Initial Determination and Final Determination made by him and of his reasons for making it: and he shall, if so requested by the Licensee, publish any report of the Advisory Body on the matter, subject to such exclusions as he may consider it appropriate to make of matters of a kind mentioned in section 48(2) of the Act.

14.7 The Director shall publish a description of his office's procedures for the enforcement of this Condition including the steps taken to ensure that he has access to appropriate independent advice in enforcing this Condition.

14.8 This Condition shall not limit or affect in any way the Licensee's obligations arising under any other Condition of this Licence nor limit the Director's powers of enforcement under sections 16 to 18 of the Act.

14.9

     (a)  On the coming into force of any Act or subordinate legislation which:

          (i) contains a prohibition enforceable by the Director, or gives to the Director the power to enforce an existing prohibition, of any behaviour prohibited under paragraph 14.1;

          (ii) gives to third parties in respect of a breach of that prohibition at least the rights they have under section 18 of the Act in respect of a breach of a provisional or final order; and

          (iii)permits the imposition on the Licensee of monetary penalties in respect of the breach of that prohibition this Condition shah cease to apply to the behaviour prohibited by or the prohibition enforceable by such Act or subordinate legislation.

     (b) If this Condition still has effect on 31st July 2001, it shall cease to have effect after that date.

14.10 The prohibition in paragraph 14.l(b) shall not apply to acts or omissions done prior to the expiry of three months from the date of this Licence in pursuance of agreements entered into prior to the date of this Licence.

                                                                    CONDITION 15

ESSENTIAL INTERFACES

15.1 This Condition operates without prejudice to the provisions of Condition 6.

15.2 The licensee shall take full account of such standards, if any, as are listed in the Official Journal of the European Communities as being suitable for the purposes of interconnection.

15.3 The Director may, having first notified the Licensee of his proposal and given the Licensee not less than 28 days in which to make representations, specify an Essential Interface.

15.4 Where in pursuance of paragraph 15.3 the Director specifies an interface as an Essential Interface, and the Licensee thereafter makes that interface available to an Operator or, in the case of Access Control Services, to a Third Party in relation to the Licensee's Applicable Systems, it shall do so in such a manner as it considers appropriate, but shall ensure such availability is in compliance with a Relevant Standard if the Operator or the Third Party, as the case may be, so requires.

15.5

     (a)  For the purposes of paragraph 15.4 "Relevant Standard" means:

          (i)  standards   listed  in  the  Official  Journal  of  the  European
               Communities, if any, as being suitable for the purposes of interconnection, or in the absence of such standards

          (ii) standards adopted.by European standardisation bodies such as the European Telecommunications Standards Institute (ETSI) or the
               European Committee for Standardisation/European Committee for Electrotechnical Standardisation (CEN/CENELEC), or in the absence of such standards

          (iii)international standards or recommendations adopted by the International Telecommunications Union (ITU), the International Organisation for Standardisation (ISO) or the International Electrotechnical Committee (IEC), or in the absence of' such standards

          (iv) any other standard specified by the Director after notifying the Licensee of his proposal and allowing the Licensee adequate time, being not less than 28 days, in which to make representations, provided that the Director shall not specify a standard if an appropriate European or other international standard is expected to be promulgated within a reasonable time, including, by way of example, if the European Telecommunications Standards Institute have published a work programme for the development of such a standard.

               to the extent that such a standard is necessary, to ensure interoperability.

          (b) Where in pursuance of paragraph 15.5(a)(iv) the Director specifies a standard as a Relevant Standard, he shall include in that Relevant Standard a technical specification, using all reasonable endeavours to obtain the agreement of the Licensee and other relevant licensees to a technical specification applicable to that Relevant Standard, being a specification defined if possible by reference to:

               (i) standards listed in the Official Journal of the European Communities, if any, as being suitable for the purposes of interconnection, or in the absence of such standards

               (ii) standards adopted by European standardisation bodies such as the European Telecommunications Standards Institute (ETSI) or the European Committee for Standardisation/European Committee for Electrotechnical Standardisation (CEN/CENELEC), or in the absence of such standards

               (iii)in the absence of such  standards,  international  standards
                    or    recommendations    adopted   by   the    International
                    Telecommunications Union (ITU), the International Organisation for Standardisation (ISO) or the International Electrotechnical Committee (IEC).

15.6 Where the Director has been unable in accordance with paragraph 15.5(b) to secure the agreement of the Licensee and other relevant licensees to a technical specification within a period not exceeding 3 months from the date he first sought the agreement of the Licensee and other relevant licensees under that paragraph, the Director shall adopt for inclusion in the Relevant Standard an appropriate technical specification which has been promulgated by a recognised standards body, including, by way of example, the European Telecommunications Standards Institute; or the British Standards Institute, or other such body as the Director considers to be representative of all relevant telecommunications interests and has notified the Licensee and other relevant licensees.

15.7 The Director  shall  specify a Relevant  Standard in pursuance of paragraph
15.5 only if the owners of relevant intellectual property rights have agreed to grant any necessary licences in respect thereof to the Licensee on reasonable terms.

15.8 For the avoidance of doubt this Condition shall not:

     (a) without prejudice to paragraph 15.4. prevent the Licensee using such interfaces as it considers appropriate in relation to the Applicable Systems; or

     (b) where it makes available to an Operator or in the case of Access Control Services. to a Third Party an interface which the Director has specified as an Essential Intertface. require the Licensee to comply with the Relevant Standard if the Operator or the Third Party, as the case may be does not require it to do so.

15.9 When implementing an Essential Interface, the Licensee shall not be obliged to conform with the Relevant Standard:

     (a)  if to do so would necessitate the Licensee:

          (i) acquiring apparatus, software or other goods or supplies of any kind, or implementing any operation, incompatible with, as the case may be, apparatus, software or such other goods or supplies already in use at the time, or the subject of contracts for their procurement for use, in connection with the Applicable Systems, or, in the case of an operation, incompatible with any other operation being carried out at the time in connection therewith; or

          (ii) incurring any cost, or having to resolve technical  difficulties,
               disproportionate   to  the   benefits   to  be  gained  from  the
               implementation of the Relevant Standard,

          provided that the Licensee shall take reasonable steps to incorporate the Relevant Standard in its plans for network development, with a view to implementation of that Standard in connection with the Applicable Systems, but without the Licensee incurring any incremental expenditure which, but for the implementation of the Relevant Standard, would not have been incurred;

     (b)  if  the  Relevant   Standard  is  inappropriate   for  the  particular
          application for any reason, including, without limitation:

          (i) that it does not afford the Licensee adequate protection for the security of the Applicable Systems;

          (ii) that its implementation would be liable to cause material impairment in the quality of any telecommunication service provided by means of the Applicable Systems;

          (iii)that it does not cater adequately for billing, metering or other customer administration systems; or

          (iv) that it is technically inadequate in the light of technical developments which have taken place since it was originally created;

     (c) if the Essential Interface concerned is of a genuinely innovative nature and accordingly the use in connection with it of the Relevant Standard would not be appropriate;

     (d)  if   compliance   with  the  Relevant   Standard   would  involve  the
          infringement by the Licensee of any intellectual property right vested in any person; or

     (e) if the Licensee sets out the reasons why he should not be obliged to conform with the Relevant Standard and the Director so agrees.

15.10 Where paragraph 15.9(b) or 15.9(c) applies, the Licensee shall notify the Director thereof in writing, providing an explanation why.

15.11 It is a precondition of any obligation on the Licensee under this Condition that an equivalent Condition to this Condition is included in the respective Licences of all Operators or, in the case of Access Control Services, all Third Pat:ties running telecommunication systems that are connected to the Applicable Systems.

                                                                    CONDITION 16

    SPECIAL OR EXCLUSIVE RIGHTS IN NON-TELECOMMUNICATION SECTORS

16.1 Where the Licensee has special or exclusive fights for the provision of services in sectors other than telecommunications, within the meaning of Article 8(1) of the Interconnection Directive, and the Licensee's annual turnover from its telecommunications activities in the Community exceeds 50 million ECU, the Licensee shall keep draw up, submit to independent audit and publish separate accounts for telecommunications activities in the Community, to the extent that would be required if the telecommunications activities in question were carried out by legally independent companies, so as to identify all elements of cost and revenue, with the basis of their calculation and the detailed attribution methods used, related to their telecommunications activities including an itemised breakdown of fixed assets, or have structural separation for the telecommunications activities.

                                                                    CONDITION 17

RESTRICTIONS ON ADVERTISING

17.1 Where the Licensee sends and conveys Messages on its own behalf, or on behalf of any member of its Group, by means of the Applicable Systems for the purposes of the advertising, the offering for supply or provision or the supply or provision of goods, services or any other thing, and receives from any person who runs a telecommunication system by means of which that person receives such Messages a request to cease so sending them to a telecommunication system run by that person, then:

     (a) the Licensee and every member of the Licensee's Group shall cease sending such Messages to any telecommunication system run by that person and identified for the purpose to the Licensee by reference to a Number which is used to make calls to that telecommunication system; and

     (b) the Licensee or a member of the Licensee's Group shall maintain, or secure that there is maintained, a record giving particulars of the persons and the Numbers referred to in paragraph 17.l(a) and shall make that record available for inspection on reasonable notice by the Director.

17.2 Where:

     (a) in respect of a telecommunication system run by him or on his behalf, a person has notified a Specified Person that he does not wish to receive unsolicited calls (whether of a general or a particular kind) made for the purpose of the advertising or the offering for supply or provision or the supply or provision of goods, services or any other thing; and

     (b) a Specified Person keeps a list of such notifications in a form specified by the Director and made available for inspection by the general public,

neither the Licensee nor any member of the Licensee's Group nor their agent, subcontractor or employee shall make such unsolicited calls by means of the Applicable Systems to the telecommunication systems so listed.

17.3 Paragraph 17.2 shall have effect only ',','here the Director has determined for the time being:

     (a) the description of unsolicited call to which that paragraph shall apply; and

     (b) the description or descriptions of persons who shall be entitled to notify a Specified Person under that paragraph in relation to any such description of unsolicited call and such determinations are described in a list kept for the purpose by the Director and made available by him for inspection by the general public.

                                                                    CONDITION 18

CUSTOMER INTERFACE STANDARDS

18.1 This Condition shall only apply where the Applicable Systems are connected to a telecommunication system not run under a licence issued to a particular person.

18.2 The Licensee shall ensure that on each occasion on which it introduces an interface provided or to be provided at a Network Termination Point on the Applicable Systems not previously so provided a notice is published specifying the technical characteristics of the interface introduced.'

18.3 The technical characteristics to be included in such a notice shall include:

     (a)  physical, electrical and other relevant characteristics;

     (b)  network interworking and service management protocols; and

     (c) reference to national and international standards and recommendations with which the interface complies,

in sufficient detail for compatible terminal apparatus to be produced, tested and approved.

18.4 Subject to paragraph 18.5, any notice under this Condition shall be published in a manner appropriate for bringing the matters to which the notice relates to the attention of persons likely to be affected by or to have an interest in them.

18.5 Where the Director following any representation or observation made to him concludes that a notice under paragraph 18.2 has not been published in an appropriate manner he may direct the Licensee to carry out such further publication as he considers reasonably necessary to meet the requirements of paragraph 18.4.

                                                                    CONDITION 19

METERING AND BILLING ARRANGEMENTS

19.1 This Condition shall only apply where the Applicable Systems are connected to a telecommunication system not run under a Licence issued to a particular person.

19.2 As regards any description of Meter in use on a date specified by the Director in connection with the Applicable Systems and which has been specified by the Director, the Licensee shall apply for Approval as soon as is practicable and in any case not later than such date as the Director may determine in relation to that description of Meter.

19.3 As regards any description of Meter specified by the Director and not in use in connection with the Applicable Systems on the date specified under paragraph 19.2, the Licensee shall, unless the Director consents otherwise, apply for Approval not later than such date as is further specified by the Director or not less than six months before the date on which the Licensee intends to bring that Meter into such use, whichever shall be the later.

19.4 The Licensee shall not after such date as the Director may determine in relation to any description of Meter so specified by him, keep in use or bring into use in connection with the Applicable systems, any Meter of a description so specified which is not Approved or for which the Licensee has not made an application for Approval.

19.5 Where Approval is not granted to or is withdrawn from a particular description of Meter the Licensee shall, as soon as is reasonably practicable but in any event not more than 7 days after the date o f any refusal or withdrawal of approval, either;

     (a) inform the Director of the action to be taken by the Licensee to remedy the absence of Approval in relation to that description of Meter and the anticipated date of such Approval; of

     (b) inform the Director that the Licensee intends to cease use of that description of Meter in connection with the Applicable Systems in accordance with a timetable for the withdrawal thereof which the Licensee shall provide to the Director on request.

19.6 The Licensee shall not render any bill in respect of any description of telecommunication Service provided by means of the Applicable Systems unless every amount (other than an indication of unit charge) stated in that bill is no higher than an amount which represents the true extent of any such Service actually provided by the Licensee to the customer in question. In this paragraph "customer" does not include an Operator.

19.7 Without prejudice to the generality of paragraph 19.6 the Licensee shall at all times maintain in operation such a Billing Process as facilitates compliance by the Licensee with. and is calculated to prevent contravention by it of that paragraph.

19.8 The Licensee shall not be regarded as being in contravention or' its obligation under paragraph 19.6 except where the failure is in relation to the Billing Process and the Licensee has failed to take all reasonable steps to prevent a contravention of that obligation.

19.9 The Licensee shall keep such records as may be necessary or as may be determined by the Director to be necessary' for the purpose of satisfying the Director that the Billing Process has the characteristics required by paragraph 19.7, provided that nothing in this paragraph shall require the Licensee to retain any records for more than 2 years from the date on which they came into being.

19.10 For the purpose of giving the Director an independent quality assurance from time to time that the Billing Process has the characteristics required by paragraph 19.7, the Licensee shall, where the Director has prima facie grounds to believe the Billing Process does not have those characteristics and has so notified the Licensee, extend its prompt co-operation to the Director and, in particular, on request by the Director shall;

     (a)  furnish the  Director in  accordance  with the  Director's  reasonable
          requirements  any  Information,   document   (including  any  facility
          enabling him to read data not held in readable form) or other thing;

     (b) carry out (or cause to be carried out by such person having such special expertise as the Director may specify, and to whom the Director has raised no reasonable objection) in such manner as the Director may specify, an examination of the whole or of any part of the Billing Process and as soon as practicable after the conclusion of such examination and in any event not later than 28 days thereafter, furnish to the Director a written report by the Licensee or that specified person, as the case may be, of the results of such examination;

     (c) on reasonable notice by him allow during normal business hours the Director and, on production of his special authority in that behalf, any member of his staff, access to any relevant premises, plant or equipment of the Licensee;

     (d) on reasonable notice by him allow during normal business hours the Director and, on production of-his special authority in that behalf any member of his staff, to examine or test the whole or any part of the Billing Process including any plant or equipment whether or not forming part of the Applicable Systems;

     (e) for the purpose of paragraphs 19.10(c) and 19.10(d). allow the Director to be accompanied by any person as the Director may specify and to whom the Licensee has raised no reasonable objection whose assistance he might reasonably require for the purpose described at the beginning of this paragraph provided that the Director shall have given the Licensee notice (save in exceptional circumstances) of at least 5 working days of the identity of that person; and

     (f) install and keep installed an;' equipment (wheter or not supplied bv the Director) For the purpose of verifying.

          (i) the accuracy and reliability of any equipment or apparatus (including any Meter) of the Licensee

          (ii) in the case of any Meter which is or is required to be Approved and is in use in connection with the Applicable Systems, compliance with any conditions or other matters which may be required as regards such use of that Meter.

19.11 In this Condition:

     (a) "Approval" and "Approved" mean approval and approved under section 24 of the Act;

     (b) "Billing Process" means Metering systems and Billing Systems taken together, where "Billing System" means the totality of all apparatus, data, procedures and activities which the Licensee employs to determine the charges to be sought for Service usage recorded by a Metering System based on published or previously negotiated pricing structures and to present these charges on customers' bills and "Metering System" means the totality of all apparatus, data, procedures and activities which the Licensee employs to determine the extent of any telecommunication Services provided by means of the Applicable Systems;

     (c)  "Information" includes accounts, estimates and returns;

     (d) "Meter" means any system or apparatus constructed or adapted for use in ascertaining the extent of telecommunication Services provided by means of the Applicable Systems; and

     (e) "Service" includes any service provided by an,,, person to whom the Licensee is bound to account for any part of the amount charged by the Licensee.

                                                                    CONDITION 20

NUMBERING ARRANGEMENTS

20.1 This Condition shall only apply where the Applicable Systems are connected to a telecommunication system not being run under a Licence issued to a particular person, or where the Licensee has been granted Numbers by the Director.

20.2 The Licensee shall from the day on which it first provides a switched telecommunication service or any other telecommunication service in connection with which the Licensee allocates to users Numbers adopt a Numbering Plan and shall furnish details thereof to the Director and on request to any other person having a reasonable interest.

20.3 The Numbering Plan shall describe the method adopted and to be adopted for allocating and reallocating in respect of each Network Termination Point such Number or Numbers as may be necessary, for each item of Relevant Apparatus or each Relevant System that is or is to be connected by means of that Network Termination Point to any of the switched Applicable Systems.

20.4 The Licensee shall install, maintain or adjust its switched Applicable Systems so that those Systems convey messages to Network Termination Points in respect of which Numbers have been allocated in accordance with the Numbering Plan.

20.5 The Licensee shall from time to time consult:

     (a)  the  Director   about  the   arrangements   for  the   allocation  and
          reallocation of Numbers within the Numbering Plan; and

     (b) in one body approved by the Director for the purpose and representative of telecommunications operators and other persons whom the Director considers appropriate about any developments of, additions to or replacements of, the Numbering Plan.

20.6 The Licensee shall from time to time prepare, taking into account the consultations mentioned in paragraph 20.5(b), and furnish to the Director proposals for developing, adding to or replacing the Numbering Plan and changing the switched Applicable Systems to the extent necessary to secure that:

     (a)  sufficient   Numbers  are  made   available,   having  regard  to  the
          anticipated growth in demand for telecommunication services, for a Number or Numbers to be allocated without undue delay;

     (b) Numbers include as few digits as practicable and their allocation does not confer any undue advantage on the Licensee or undue disadvantage on persons running Relevant Systems'

     (c) the cost of changing any of the switched Applicable Systems or any Relevant Apparatus or Relevant System in order to accommodate the revised Numbering Plan is reasonable, and

     (d) inconvenience caused by the alteration of the Numbering Plan to the Licensee and to persons using Relevant Apparatus or Relevant Systems in respect of which Numbers have previously been allocated is minimised.

20.7 If the Director determines that the Numbering Plan with any developments, additions and replacements submitted in accordance with paragraph 20.6 is sufficient to provide compatibility with the numbering arrangements applied or to be applied by telecommunications operators and to meet the objectives specified in paragraph 20.6 the Licensee shall adopt the Numbering Plan but, if the Director determines that it is not compatible with numbering arrangements applied or to be applied by another public telecommunications operator or will not be sufficient to achieve the objectives specified in paragraph 20.6, then the Licensee shall adopt the Numbering Plan with such developments, additions or replacements as the Director may determine are best calculated to secure the objectives specified in paragraph 20.6.

20.8 Before making a determination under paragraph 20.7 the Director shall take account of:

     (a) the state of technical development of the Applicable Systems and the Licensee's plans for their commercial development;

     (b)  the balance of advantage between:

          (i) making developments of, additions to or replacements of numbering arrangements applied or to be applied, or making changes to systems run, by others; and

          (ii) making any requirement of the Licensee;

     (c) the cost to the Licensee and to those to whom the Licensee provides telecommunication services arising from any determination;

     (d) any obligations and recommendations of the International Telecommunication Union which apply' to Her Majesty's Government and are accepted by it and an,,' other standard to which the Director consents for the purpose from time to time; and

     (e) the views of the Licensee and such other persons (including operators of telecommunication systems, those to whom telecommunication services are provided or telecommunication apparatus is supplied and producers of telecommunication apparatus) as appear to the Director to have an interest in the matter.

20.9 Where tile License has adopted a Numbering Plan i:l accordance with paragraph 20.7 or the Director has made a determination under that paragraph (by virtue of which the Licensee shall adopt the Numbering Plan). the Numbering Plan so adopted shall be the Licensee's Numbering Plan until the Licensee adopts a Numbering Plan pursuant to the following provisions of this Condition. The Numbering Plan referred to in the following provisions of this Condition is the Numbering Plan adopted pursuant to those provisions.

20.10 The Director may determine a Specified Numbering Scheme (the "Scheme") in accordance with the National Numbering Conventions (the "Conventions") published in accordance with paragraph 20.14 and he will allocate Numbers from this Scheme to the Licensee in accordance with the Conventions. The initial allocation of Numbers to the Licensee shall be of those Numbers to which the Numbering Plan referred to in paragraph 20.3 relates and of any other Numbers to which any other Numbering Plan in force immediately before such allocation relates, provided that, at such time of initial allocation, those Numbers are currently in use by the Licensee, and where not so in use, the Director shall have due regard to the Licensee's plans and future requirements for its use and allocation of additional Numbers. The Director shall, at the request from time to time of the Licensee, allocate to it:

     (a)such quantity of additional Numbers as it may require; and

     (b) in accordance with the Conventions, such specific Numbers as it may request and which the Director is satisfied are not required for other purposes.

20.11 The Licensee shall adopt a Numbering Plan for such Numbers as the Director may allocate to it from time to time in accordance with the Conventions. It shall within three months of being notified of such allocation furnish details of the Numbering Plan to the Director, and keep him informed of material changes to the Numbering Plan as they occur. The Licensee shall also furnish details of the Numbering Plan together with any material changes to that Numbering Plan on request to any other person having a reasonable interest. Except where the Director agrees other,vise, the Numbering Plan shall be consistent with the Conventions published in accordance with paragraph 20.14. If the Numbering Plan is not consistent with those Conventions, the Director may direct the Licensee to adopt and furnish him with a new Numbering Plan or to take such other reasonable remedial action which does not cause undue inconvenience to the Licensee's customers, as may be necessary to ensure consistency.

20.12 The Licensee shall install, maintain and adjust its switched Applicable Systems so that those Systems route Messages and other,vise operate in accordance with the Numbering Plan. The Licensee shall not use Numbers other than those allocated to it from the Scheme except:

     (a)  with tile written consent of the Director; or

     (b) where the use of those Numbers is the subject of an agreement to which Condition 6 applies.

20.13

     (a)  The  Licensee  shall  provide  to  the  Director,   on  request,  such
          information about its operations under its Numbering Plan as he may reasonably require to administer the Scheme and in particular on:

          (i) the percentages of Numbers in significant ranges which have already been allocated to end-users or which for other reasons are unavailable for further allocation;

          (ii) any allocation of blocks of Numbers to any person for purposes other than end use;

          (iii)Numbers whose use has been transferred at an end-user's request to another Operator; and

          (iv) the Licensee's current forecasts of all of the above matters.

     (b) The Licensee shall not be required to provide information about individual end-user customers.

     (c) In making any such request the Director shall ensure that no undue burden is imposed on the Licensee in procuring and furnishing such information and, in particular, that the Licensee is not required to procure or furnish information which would not normally be available to it, unless the Director is satisfied that such information is essential to the administration of the Scheme.

20.14

     (a) The Conventions referred to in this Condition will be a set of principles and rules published from time to time by the Director after consultation with interested parties who are members of the Telecommunications Numbering and Addressing Body-and, if deemed appropriate, with end-users.

     (b) In consulting the said interested parties, the Director shall afford a reasonable period, not being less than 28 days, for them to make representations, and he shall take the said representations into account when publishing the Conventions. The Conventions shall govern the specification and application of the Scheme and the Numbering Plan of the Licensee and may also include such other matters relating to the use and management of Numbers as (but not limited to):

          (i)  criteria  and  procedures   relating  to  tile  application  for.
               allocation of and withdrawal of Numbers:

          (ii) dialing plans:

          (iii) access codes:

          (iv) prefixes:

          (v) standard ways of recording Numbers for convenience or ease of use, such as the grouping of digits in Numbers of particular lengths; and

          (vi) methods of enabling end-users to understand the meaning implicit in Numbers or other dialled digits, and in particular the rate at which a call to a particular Number will be chargeable.

     (c) The Director may from time to time amend or withdraw a Convention already published, after consultation with interested parties who are members of the Telecommunications Numbering and Addressing Body. The Licensee shall not be required to comply with any such amendment or withdrawal unless the Licensee has been given a reasonable period of notice, such notice not being less than three months. Numbers allocated to the Licensee may only be withdrawn after similar consultation and notice, and the Director shall consult end-users affected by such withdrawal. Subject to overriding national interests, or where there is no alternative solution available, the power to withdraw Numbers shall not apply to any Numbers which the Director has approved from time to time as part of a specific service of the Licensee, which, as a result of investment by the Licensee, has a recognised identity and quality associated with that particular Number and which the Licensee is using and plans to continue to use.

20.15 In deciding on the details of and any subsequent changes to the Scheme and the Conventions, and when making or changing Number allocations within the Scheme or making determinations under this Condition, the Director shall ensure that the Scheme complies with the Conventions and shall have regard to:

     (a) the need for sufficient Numbers to be made available, having regard to the anticipated growth in demand for telecommunication services, together with the need for good husbandry, of that supply at any time;

     (b) the need to ensure Compatibility with the Numbering Plans adopted or to be adopted by telecommunications operators;

     (c)  the convenience and preferences of end-users;

     (d)  the requirements of effective competition;

     (e) the practicability of implementing the Conventions in licensed systems by the date when the Conventions are intended to apply:

     (f)  any  costs  or   inconvenience   imposed  on  tile   Licensee;   other
          telecommunications operators, end-users and other interested parties (including those overseas):

     (g)  any relevant international agreements, recommendations or standards:

     (h)  the views of the Licensee and other interested parties: and

     (i)  any other matters he regards as relevant

20.16 The Licensee shall not, unless the Director consents otherwise, charge any person for a Number which is allocated to him (other than a coveted Number allocated to a person who is not a public telecommunications operator at the request of such a person), but nothing in this Condition shall preclude the Licensee from recovering from the operator of a Relevant System the reasonable costs associated with allocating Numbers to and routing calls to that System; save that in the case of any dispute or difference as to those costs the Director may determine them and the Licensee shall not be obliged so to allocate Numbers and route calls unless such operator agrees to bear the costs so determined.

20.17 For the purposes of this Condition, "Telecommunications Numbering and Addressing Body" means a body approved by the Director as representative of the Licensee and other persons whom the Director considers it appropriate to include in consultations about the content of the Conventions and the Scheme.

20.18 For the avoidance of doubt, it is hereby declared that this Condition applies notwithstanding any arrangements for numbering arising by virtue of any agreement to which Condition 6 applies. But nothing in this paragraph shall affect the operation of any such agreements entered into before the coming into force of this Licence.

20.19 The Numbers to which this Condition applies are Numbers:

     (a)  of a class described in CCITT  Recommendation  E. 160, E. 163, E. 164,
          E. 165, E. 166 or F.69 or their functional successors; or

     (b) which are of a class described in CCITT Recommendation X. 121 and which include any Data Network Identification Code which has been:

          (i) allocated before 14 November 1986 in accordance with a Numbering Plan furnished to the Director; or

          (ii) specified by the Director for the purposes of this Licence and described in a list kept for that purpose by the Director and made available by him for inspection to the general public

                                                                    CONDITION 21

ARRANGEMENTS FOR PROPORTIONATE RETURN


21.1 This Condition shall apply in respect of the conveyance of Messages to or from each country and territory in the world other than as specified from time to time by the Secretary of State.

21.2 Except insofar as the Director may otherwise consent in writing, the Licensee shall ensure (using the most up-to-date information available) that over each quarterly period for each Accounting Rate Service the First Ratio shall be no greater than the Second Ratio.

21.3 Where it appears to the Director that in respect of any country, or territory the obligation imposed by paragraph 21.2 is being breached, he may make a determination to that effect and the Licensee shall take such steps as the Director may direct for the purpose of remedying the situation. In particular, and without prejudice to the generality of the foregoing, any such direction may require the Licensee to cease to convey any Messages to that country or territory.

21.4 In this Condition:

     (a) "First Ratio" means the volume of Messages comprised in each Accounting Rate Service which are conveyed by the Applicable Systems and are delivered to the United Kingdom divided by the volume of all Messages comprised in each Accounting Rate Service which are delivered to the United Kingdom; and

     (b) "Second Ratio" means the volume of all Messages comprised in each Accounting Rate Service .which are conveyed by the Applicable Systems and are sent from the United Kingdom divided by the volume of all Messages comprised in each Accounting Rate Service which are sent from the United Kingdom.

                                                                    CONDITION 22

ARRANGEMENTS FOR ACCOUNTING IN RESPECT OF INTERNATIONAL CONVEYANCE SERVICES

22.1 This Condition shall apply in respect of the conveyance of Messages to or from each country and territory in the world other than as specified from time to time by the Secretary of State.

22.2 The Licensee shall inform the Director of accounting rates and methods of settlement and division of the accounting rates agreed for all Accounting Rate Services, before those rates are put into operation.

22.3 As soon as practicably possible after making any correspondent arrangement with an overseas operator, the Licensee shall inform the Director and all other holders of a Licence authorising the provision of International Conveyance Services in the United Kingdom and who are operating, or who have announced an intention to operate on that particular route, of the terms of that arrangement, in particular and without prejudice to the generality, of the foregoing, including details of any changes to existing accounting rates or methods of settlement or division of the accounting rates.

22.4 Where it appears to the Director that any accounting rate or methods of settlement or division of the accounting rates agreed by the Licensee in respect of any Accounting Rate Service has or is likely to have an effect to the detriment of providers and users of International Conveyance Services in the United Kingdom, he may make a determination to that effect and the Licensee shall take such steps as the Director may direct for the purpose of remedying the situation. In particular, and without prejudice to the generality of the foregoing, any such direction may require the Licensee to cease to convey any Messages to that country or territory.

                                                                    CONDITION 23

PROHIBITION OF EXCLUSIVE DEALING IN INTERNATIONAL SERVICES

23.1 The Licensee shall not enter into any agreement or arrangement with any person running an Authorised Overseas System on terms or conditions which unfairly preclude or restrict the provision by another public telecommunications operator of International Conveyance Services.

23.2 The Licensee shall not unreasonably exclude any other public telecommunications operator who is authorised by a licence to connect his system to another telecommunication system situated outside the United Kingdom so as to convey Messages to that other system from a reasonable opportunity to participate in any international arrangements into which it proposes to enter after the date on which this Licence enters into force for the installation and operation of any submarine cable linking any of the Applicable Systems to any telecommunication system outside the United Kingdom.

                                                                    CONDITION 24


                    NOTIFICATION OF CHANGES IN SHAREHOLDINGS

24.1 The Licensee shall notify the Secretary. of State if an undertaking becomes a Parent Undertaking in relation to the Licensee.

24.2 Subject to paragraph 24.3, the Licensee shall notify the Secretary of State of:

     (a) any change in the proportion of the Shares held in a Relevant Company by any person;

     (b) the acquisition of any Shares in a Relevant Company by a person not already holding any such Shares and the proportion of any such Shares held by that person immediately after that acquisition.

24.3 The Licensee shall be obliged to notify the Secretary of State of any acquisition of Shares or change in the Shareholding of a Relevant Company by any person only if, by reason of that acquisition or change, the total number of Shares in that Relevant Company held by that person otherwise than as trustee or nominee for another person together with any Shares held by any nominee or trustee for that person immediately after that change or acquisition:

     (a) exceeds 15 per cent of the total number of Shares in that company (where it did not exceed 15 per cent prior to that change or acquisition);

     (b) exceeds 30 per cent of the total number of Shares in that company (where it did not exceed 30 per cent prior to that change or acquisition); or

     (c) exceeds 50 per cent of the total number of Shares in that company (where it did not exceed 50 per cent prior to that change or acquisition),

provided that where a Relevant Company is a public company as defined in section I of the Companies Act 1985, the obligation shall be discharged by forwarding to the Secretary of State as soon as practicable all information in respect of that acquisition or that change as is entered on or received for entry on the register required to be maintained by that Relevant Company under section 211 of the Companies Act 1985.

     (d) In any case referred to in paragraph 24.1 or 24.2, notification shall be given by a date which is 30 days prior to the taking effect of such change or acquisition. as the case may be. or as soon as practicable after that date.

                                                                    CONDITION 25

LICENSEE'S GROUP

25.1 Without prejudice to the Licensee's obligations under these Conditions in respect, in particular, of anything done on its behalf, where:

     (a)  the Director determines either:

          (i) that a member of the Licensee's Group has done something which would, if it had been done by the Licensee, be prohibited or not be authorised under these Conditions; or

          (ii) that a member of the Licensee's Group has done something which would, if it had been done by the Licensee, require the Licensee to take or refrain from taking a particular action under these Conditions and that neither the Licensee nor the member has met that further requirement; and

     (b) the Director is not satisfied that the Licensee has taken all reasonable steps to prevent any member acting in that way,

then the Director may direct the Licensee to take such steps as the Director deems appropriate for the purpose of remedying the matter, including refraining from carrying on with that member such commercial activities connected with telecommunications as the Director may determine.

25.2 Where these Conditions apply in respect of the Applicable Systems they do not apply in respect of any other telecommunication system, whether run by the Licensee or another.

25.3 Where any person becomes a member of the Licensee's Group then the Licensee shall not be subject to paragraph 25.1 before that is reasonably practicable but shall be so not later than one year after that person becomes such a member or such later date as the Director may determine.

25.4 This Condition shall not apply to any particular member of the Licensee's Group if and to the extent that the Director so determines.

                                                                    CONDITION 26

PAYMENT OF FEES

26.1 The Licensee shall pay' the following amounts to the Secretary of State at the times stated:

     (a)  on the grant of this Licence the sum of(pound)7,000;

     (b) on 1 April 1999 a renewal fee of (at the option of the Director) either (pound)8,000 or such amount which shall represent a fair proportion, to be determined each year by the Director according to a method that has been disclosed to the Licensee, of the estimated costs to be incurred in that fiscal year by the Director in the regulation and enforcement of telecommunication licences and in the exercise of his other functions under the Act. The first renewal fee shall be increased by the proportion which the period from the date of granting of this Licence until the next following 1 April 1999 bears to the period of one year: and

     (c) when the Director so determines, a special fee which shall represent a fair proportion, to be determined by the Director according to a method that has been disclosed to the Licensee of the amount, if any. by which the aggregate of:

          (i) the costs estimated to have been already incurred in that fiscal year by the Director in the regulation and enforcement of telecommunication licences and in the exercise of his other functions under the Act;

          (ii) the costs estimated to have been already incurred in that fiscal year by the Monopolies and Mergers Commission following licence modification references under section 13 of the Act; and

          (iii)the estimated costs to be incurred in the remainder of that fiscal year:

               (A) by the Director in the regulation and enforcement of telecommunication licences and in the exercise of' his other functions under the Act; and

               (B) by the Monopolies and Mergers Commission following licence modification, references under section 13 of the Act.

               exceeds the renewal fee for that year.

save always that the aggregate of the renewal fee and the special fee for any fiscal year shall not exceed 0.08%, or the annual turnover of the Systems Business in the financial year before the last complete financiaI year of the Licensee before the renewal fee is payable, or (pound)35.000 (adjusted in the mariner described in paragraph 20.1(b) whichever is the greater {the "normal aggregate fee" ), unless the Director' determines that the costs incurred in any fiscal year by him and the Monopolies and Mergers Commission in respect of the Licensee's activities exceeds the normal aggregate fee, in which case the aggregate of the renewal fee and the special fee for the following year shall be such amount as the Director determines is sufficient to take account of that excess as well as of the other costs to be incurred as mentioned in this paragraph.

                                                                    CONDITION 27

REQUIREMENT TO FURNISH INFORMATION TO THE DIRECTOR

27.1 Without prejudice to any other provision in this Licence relating to the provision of information, the Licensee shall furnish to the Director, in such manner and at such times as the Director may reasonably request, such information in the form of documents, accounts, estimates, returns and without prejudice to the generality of the foregoing, such other information as he may reasonably require for the purpose of verifying that the Licensee is complying with these Conditions and for statistical purposes..

27.2 In making any such request the Director shall ensure that no undue burden is imposed on the Licensee in procuring and furnishing such information and, in particular, that the Licensee is not required to procure or furnish information which would not normally be available to it unless the Director considers that the particular information is essential for the purposes referred to in paragraph 27.1.

                                                                    CONDITION 28

REQUIREMENT TO SUBMIT ACCOUNTS TO THE DIRECTOR

28.1 Without prejudice to any other provision in this Licence relating to the maintenance of accounting records, the Licensee shall maintain such accounting records dealing separately with its International Business carried on in the United Kingdom as will enable it to show separately and explain, in response to any request from the Director under paragraph 28.4, all the transactions to which paragraph 28.2 refers.

28.2 This paragraph refers to:

     (a) all transactions between each Relevant International Function run as part of the Licensee's International Business; and

     (b)  all transactions between the Licensee's International Business and:

          (i) any other business carried on by the Licensee whether in the United Kingdom or elsewhere; or

          (ii) the business of any Associated Person whether in the United Kingdom or elsewhere.

28.3 The Licensee shall update the accounting  records  referred to in paragraph
28.1 no less frequently than monthly and those records shall include in particular the costs (including capital costs), revenue and a reasonable assessment of assets employed in and liabilities attributable to the International Business and, separately, the amount of any material item o f revenue, cost. asset or liability, which has been either:

     (a) charged from or to any other business of the Licensee or Associated Person together with a description of the basis of the value on which the charge was made; or

     (b) determined by apportionment or attribution from an activity common to the business and any other business of the Licensee or any Associated Person and, if not otherwise disclosed, the basis of the apportionment or attribution.

28.4 The Director may at any time request from the Licensee copies of any of the accounting records and detailed attribution policies and procedures which the Licensee is obliged to maintain by this Condition, covering any period between:

     (a) the date on which the Licensee first carried on and International Business in the United Kingdom or, if later, the date of this Licence: and

     (b) the date on which such records were, or should have been last updated in accordance with paragraph 28.3.

The Licensee shall provide any such records requested by the Director within 28 days of receiving such a request in writing.

28.5

     (a) Accounting records submitted to the Director shall be prepared in the formats and in accordance with the accounting principles and rules which apply to the annual statutory' accounts of the Licensee and shall state the attribution policies and procedures used and where the Licensee is a body corporate incorporated outside the United Kingdom the preparation and adoption of those accounts shall comply with the requirements of sections 226 and 231 to 234A of the Companies Act 1985 as if that body corporate were incorporated in the United Kingdom.

     (b) The Licensee shall procure [where the Director directs] in respect of each set of accounting records [submitted to the Director] an audit report [which shall conform to UK auditing standards by the auditor] in which the auditor shall state whether in his opinion the record complies with paragraph 28.1 and is fairly presented in accordance with the formats, accounting principles, rules and requirements referred to in paragraph 28.5(a).

28.6 Where it appears to the Director that to do so would be beneficial to the promotion or maintenance of competition he may direct the Licensee to publish the accounting statements submitted to the Director in such manner as he may specify. In so directing the Licensee the Director shall have regard to the need for excluding, so far as that is practicable, any matter where publication of that matter might, in the opinion of the Director, seriously and prejudicially affect the interests of the Licensee or any Associated Person.

                                                                    CONDITION 29

APPLICATION OF THE LEASED LINES DIRECTIVE CONDITIONS

29.1 The Leased Lines Directive Conditions shall only apply to the extent set out in paragraph 29.2.

29.2 Where:

     (a) the Director has determined in accordance with regulation 8 of the Leased Lines Regulations that the Licensee is an organization having significant market power in respect of a relevant private circuit market or that no holder of a Relevant Licence is an organization having significant market power in respect of that market; and

     (b) the Director directs the Licensee to comply with all or some of Conditions 30 to 35 in respect of any relevant private circuit market specified by the Director to the extent specified by the Director, those Conditions shall apply in accordance with that direction.

                                                                    CONDITION 30

AVAILABILITY OF INFORMATION.

30.1 The Licensee shall publish by notice in accordance with the presentation given in paragraphs A to C of Schedule 2 to the Leased Lines Regulations information on offerings on technical characteristics, tariffs and supply and usage conditions in respect of Relevant Private Circuits. The information shall be published in the manner provided in these Conditions for the publication of the charges and other terms and conditions on which the Licensee offers inter alia to provide telecommunication services other than Relevant Private Circuits by means of any of the Applicable Systems. Changes in existing offerings and information on new offerings shall be published as soon as possible and, unless the Director agrees otherwise, no later than twenty-eight days before the implementation.

30.2 The supply conditions published in accordance with paragraph 30.1 shall include at least the elements defined in paragraph C of Schedule 2 to the Leased Lines Regulations.

                                                                    CONDITION 31

CONDITIONS FOR THE TERMINATION OF OFFERINGS

31.1 The Licensee shall not terminate an existing offering of a Relevant Private Circuit unless:

     (a)  the offering has continued for a reasonable period of time; and

     (b)  the Licensee has consulted with the users affected.

Without prejudice to any other remedy or right of appeal which the user may have in law or in accordance with contract or these Conditions, where the user does not agree with the termination date as envisaged by the Licensee, he may bring the case before the Director.

                                                                    CONDITION 32

ACCESS, USAGE AND ESSENTIAL REQUIREMENTS

32.1 The Licensee shall not restrict access to and usage of Relevant Private Circuits save as permitted by the Director.

32.2 No technical restrictions shall be introduced or maintained for the interconnection of Relevant Private Circuits to each other or to public telecommunications networks

32.3 In relation to Relevant Private Circuits, the Licensee shall not be held to have failed to comply with these Conditions if the Licensee takes the following measures in order to safeguard the security of network operations during the period when an emergency situation prevails:

     (a)  the interruption of the service;

     (b)  the limitation of service features; or

     (c)  the denial of access to the service,

provided that the following conditions are satisfied:

          (i) the Licensee makes every reasonable endeavour to ensure that service is maintained to all users;

          (ii) and the Licensee takes as soon as reasonably possible all reasonable steps to notify-thE users and the Director of the beginning and the end of the emergency as well as the nature and extent of temporary, service restrictions;

and in this paragraph, an emergency situation means an exceptional case of force majeure, which, without prejudice to the generality thereof, includes extreme weather, earthquake, flood, lightning or fire.

32.4 Where a user's terminal equipment no longer complies with the approval conditions laid down in accordance with Council Directive 91/263/EEC or Council Directive 93/97/EEC for its connection to the network termination point of the type of Relevant Private Circuit concerned, the Licensee may, notwithstanding any obligation under this Licence to provide to users access to and usage of Relevant Private Circuits, interrupt the provision of' the Relevant Private Circuit concerned until the terminal equipment is disconnected From the network termination point provided that the Licensee:

     (a) immediately informs the user about the interruption giving reasons for it: and

     (b)  restores the provision of the Relevant  Private  Circuit  concerned as
          soon  as  the  user  has  ensured  that  the  terminal   equipment  is
          disconnected from the network termination point.

                                                                    CONDITION 33

PROVISION OF A MINIMUM SET OF RELEVANT PRIVATE CIRCUITS

33.1 The Licensee shall provide such of the minimum set of Relevant Private Circuits with harmonised technical characteristics specified in Schedule 3 to the Leased Lines Regulations as may be specified by the Director in any direction referred to in Condition 29.2(b). The Licensee shall ensure, if it provides other Relevant Private Circuits beyond the minimum set, that such provision does not impede the provision of the minimum set.

                                                                    CONDITION 34

CONTROL BY DIRECTOR

34.1 The Licensee shall not take for reasons of the alleged failure of the user of a Relevant Private Circuit to comply with the usage conditions any measure (including, without prejudice to the generality of the foregoing, the refusal to provide a Relevant Private Circuit, the interruption of the provision of Relevant Private Circuits or the reduction of the availability of Relevant Private Circuit features) unless:

     (a) the measure is a specified measure authorised by the Director in the case.of a defined infringement of usage conditions; or

     (b) the Licensee has been notified in accordance with regulation 10 of the Leased Lines Regulations that the Director consents to the taking of the measure

34.2 Nothing in these Conditions shall prevent the Licensee, where it considers it unreasonable to provide a Relevant Private Circuit in response to a particular request under its tariffs and supply conditions published in accordance with Condition 30, from varying those conditions in that case with the consent of the Director.

                                                                    CONDITION 35

TARIFF PRINCIPLES AND COST ACCOUNTING

35.1 The Licensee shall ensure that tariffs for Relevant Private Circuits follow the basic principles of cost orientation and transparency in accordance with the following rules:

     (a) tariffs for Relevant Private Circuits shall be independent of the type of application which the users of the Relevant Private Circuits implement, without prejudice to the principle of non-discrimination set out in these Conditions;

     (b) tariffs for Relevant Private Circuits shall normally contain the following elements:

          (i)  an initial connection charge; and

          (ii) a periodic rental charge, that is to say, a flat-rate element,

          and when other tariff elements are applied, these shall be transparent and based on objective criteria;

     (c) tariffs for Relevant Private Circuits apply to the facilities provided between Network Termination Points at which the user has access to the Relevant Private Circuits. For Relevant Private Circuits provided by more than one organisation notified in accordance with regulation 12(I) of the Leased Lines Regulations, half-circuit tariffs, that is to say, from one Network Termination Point to a hypothetical mid-circuit point, can be applied.

35.2 The Licensee shall formulate and put in practice a cost accounting system suitable for the implementation of paragraph 35.1. Without prejudice to the generality of the foregoing, the system shall include the following elements:

     (a) the costs of the Relevant Private Circuits shall in particular include the direct costs incurred by the Licensee for setting up, operating and maintaining Relevant Private Circuits, and for marketing and billing them: and

     (b) common costs, that is to say. costs which can neither be directly assigned to Relevant Private Circuits nor to other activities, shall be allocated as Follows:

          (i) whenever possible, common cost categories shall be allocated based upon direct analysis of the origin of the costs themselves.

          (ii) when direct analysis is not possible, common cost categories shall be allocated based upon an indirect linkage to another cost category or group of cost categories for which a direct assignment or allocation is possible and such indirect linkage shalt be based on comparable cost structures:

          (iii)when neither direct nor indirect measures of cost allocation can be found, the cost category shall be allocated on the basis of a general allocator computed by using the ratio of all expenses directly or indirectly assigned or allocated, on the one hand, to Relevant Private Circuits and, on the other hand, to other services


35.3 Other cost accounting systems may be applied only if they are suitable for the implementation of paragraph 35.1 and have as such been approved by the Director for application by the Licensee.

                                                                    CONDITION 36

EXCEPTIONS AND LIMITATIONS ON OBLIGATIONS IN SCHEDULE 1 OTHER THAN PART 3

36.1 Unless the context otherwise requires and subject to paragraph 36.9, the Licensee's obligations under these Conditions have effect subject to the following exceptions and limitations.

36.2 The Licensee is not obliged to do anything which is not practicable.

36.3 The Licensee shall not be held to have failed to comply with an obligation imposed upon it by or under these Conditions if and to the extent that the Licensee is prevented from complying with that obligation by any physical, topographical or other natural obstacle, by the malfunction or failure of any apparatus or equipment owing to circumstances beyond the control of the Licensee, by the act of any national authority, local authority or international organisation or as the result of fire, flood, explosion, accident, emergency, riot or war.

36.4 An obligation to provide any telecommunication service shall not apply:

     (a)  where there is no reasonable demand for it; or

     (b) where provision of the service requested would expose any person engaged in its provision to undue risk to health or safety; or

     (c) where the Licensee is unable to obtain (either because it has not been developed or for some other reason beyond the Licensee's control) anything necessary, to provide a service of the quality or standard required by the person who requests the provision of the service and, in the event of dispute, any question as to whether he is so unable shall be determined by the Director; or

     (d) where the person to whom the Licensee would otherwise be under an obligation to provide any service requests a service at a place in which the apparatus necessary, to provide that service in that area has not been installed (or in which the installation of such apparatus has not been completed) or as the case may be such apparatus has not been adapted or modified to make it capable of providing that service or the trained manpower necessary, to provide that service is not available in that area. provided that in every case where the Licensee declines to provide a service to which this paragraph relates it shall have published or furnished to the Director, within 28 days (or such longer period as the Director considers reasonable) following receipt by it of the request that that service be provided, proposals for:

          (i)  progressively   installing   or  completing   the   installation,
               adaptation or modification of the apparatus; or

          (ii) the location of the trained manpower.

               necessary for the provision of that service in that area and the Director has not determined that those proposals are unreasonable or are not being effectively carried out; or

     (e) where the person to whom the Licensee would otherwise be under an obligation to provide any service requests a service at a place in an area in which the demand or the prospective demand for the service is not sufficient, having regard to the revenue likely to be earned from the provision of the service in that area, to meet all the costs reasonably to be incurred by the Licensee in providing the service there, including:

          (i) the cost of apparatus necessary, for the provision of the service there;

          (ii) the cost of installing, maintaining and operating such apparatus for the purpose of providing the service there; and

          (iii)the cost of the trained manpower necessary to provide the service there; or

     (f) where the Licensee notifies the Director that it is not reasonably practicable in all the circumstances to provide the service requested at the time or place demanded, giving his reasons therefore, and the Director agrees.

36.5 The Licensee shall not be obliged to connect or to keep connected to the Applicable Systems or to permit to be so connected or kept connected any telecommunication system or telecommunication apparatus or to provide telecommunication services or to permit the provision of any service if the person to or for whom that is or is to be done:

     (a) has not entered or will not enter into a contract for the purpose with the Licensee for reasons other than the unreasonable refusal of the Licensee to agree terms for the purpose but this paragraph does not apply in a case where the Director is satisfied that:

          (i) the Licensee has not published standard terms and conditions which it proposes to apply for the purpose in question, or the transaction is not fit to be governed by such terms and conditions; and

          (ii) the  Licensee  has  unreasonably   refused  to  agree  terms  and
               conditions for the purpose;

     (b) is, or in the Director's opinion has given reasonable cause to believe that he may become:

          (i) in breach of a contract with the Licensee for the provision of. telecommunication services by the Licensee: or

          (ii) in default in regard to any debt or liability owed to the Licensee in respect of any such contract:

     (c) is using, or permitting the use of, apparatus so connected or kept connected for an,,, illegal purpose or has done so in the past and is likely to do so again; or

     (d) has obtained, or attempted to obtain, any telecommunication service from the Licensee by corrupt, dishonest or illegal means at any time.

36.6 Nothing in these Conditions shall prevent the Licensee from withdrawing from, or declining to provide to, any person any telecommunication service which the Licensee has notified the Director that it is providing in a limited area, or to a limited class of customers, for the purpose of evaluating the technical feasibility of, or the commercial prospects for. that service.

36.7 Nothing in these Conditions shall require the Licensee to provide any telecommunication service, or to provide any telecommunication service of any particular class or description, if it provides instead a service, or a service of a class or description, which satisfies the purposes of that requirement at least to the same extent.

36.8 This Condition shall apply without prejudice to any limitation or qualification of the requirements imposed by or under any other Condition.

36.9     This Condition does not apply to Condition 6, 12 and 14 and:

     (a)  only paragraphs  36.1,  36.2.36.3 and 36.8 apply to Conditions 11 19.2
          19.3 25, 26 and 27;

     (b)  only paragraphs 36.1, 36.5(a) and 36.8 apply to Condition 5.2;

     (c)  only  paragraphs  36.1,  36.2.36.3,  36.5 and  36.8 and 23.8  apply to
          Condition 20:

     (d)  only paragraphs 36.1, 36.2: 36.3,  36.4(b),  36.5(a) and 36.8 apply to
          Condition 4; and

     (e)  only paragraphs 36.1,  36.2.36.3,  36.4, 36.6, 36.8 apply to Condition
          5.1;

but paragraph 36.2 does not apply to Condition 10 or Condition 24.

PART 3: CONDITIONS INCLUDED UNDER SECTION 7 OF THE ACT FOR THE PURPOSES OF ACCESS CONTROL SERVICES

                                                                    CONDITION 37

REQUIREMENT TO PROVIDE ACCESS CONTROL SERVICES '

37.1 This Condition and Conditions 38 - 44 below apply in respect of the provision of Access Control Services by a Regulated Supplier where the Director has served a Regulated Supplier Notice. In the event of any conflict between such a Condition and any other Condition of this Licence, the former shall apply. "Regulated Supplier" and "Regulated Supplier Notice" have the meanings assigned to them in paragraphs 37.2 and 37.3 below,

37.2 Subject to paragraph 37.3 where:

     (a) the Licensee supplies or intends to supply Access Control Services to another person in respect of Relevant Other Telecommunication Services or includes Access Control Services provided by means of an Applicable System in any Relevant Other Telecommunication Service provided by means of that or any other Applicable System or any other telecommunication system run under a Licence granted to the Licensee or any other person;

     (b) a Third Party supplies or intends to supply to the public a Relevant Other Telecommunication Service in respect of which the use of Access Control Services is necessary;

     (c) there is no other supplier of Access Control Services or the supply of Access Control Services in respect of that Relevant Other Telecommunication Service, or Relevant Other Telecommunication Services of that description cannot be secured from any other source on an economic basis or at all, that is to say without imposing costs, penalties or other inhibitions on the Third Party. or the consumer of those services, which would make the price to the consumer of those services either not competitive with that charged by other persons for a Relevant Other Telecommunication Service or Relevant Other Telecommunication Services of a description supplied or intended to be supplied by the Third Party or such as to be likely to prevent the first supply to consumers of a particular Relevant Other Telecommunication Service; and

     (d) the Third Party has requested the provision to it by the Licensee of Access Control Services.

          the Licensee is a Regulated Supplier of.Access Control Services. unless the Director has agreed following a representation from the Licensee that in all the circumstances and having regard particularly to the number of consumers who have Essential Components enabling them to seek the supply of services to which access is controlled by means of Access Control Services provided by means of the Applicable Systems and to the costs to the Licensee arising from the provision of.Access Control Services to other persons it is not reasonably practicable for the Licensee to supply such Services and has deemed the Licensee not to be a Regulated Supplier.

37.3

     (a) The obligations and provisions in paragraphs 37.5 and 37.6 below, and Conditions 38 to 44 below shall not come into force unless the Director has served on the Licensee a notice ("a Regulated Supplier Notice") specifying the matters set out in sub-paragraph (b) of this paragraph informing the Licensee that it appears to the Director that the Licensee may be a Regulated Supplier and informing the Licensee of its right within a period of 28 days to make a representation under paragraph 37.2 and either the time for making such a representation has elapsed or the Director in response to such a representation has informed the Licensee under paragraph 37.4 that he has decided not to deem the Licensee not to be a Regulated Supplier

     (b)  Regulated Supplier Notice shall specify

          (i) the Access Control Services which the Director considers are or may be supplied;

          (ii) the Relevant Other Telecommunication Service in respect of which they are or may be supplied; and

          (iii)how the requirements of paragraphs 37.2(b) and 37.2(c)above are or may be satisfied.

37.4

     (a) A representation made under paragraph 37.2 above shall be in writing, and shall be sent to the Director and to any Third Party who has applied to the Licensee for the supply of Access Control Services. The Director shall publish the representation-in such manner as he considers appropriate to bring it to the attention of those likely to be affected and invite observations to be submitted within a period of not less than 28 days;

     (b) When the Director has considered the representation and any observations made he shall prepare a draft decision and statement of reasons for that decision and send it to the Licensee, any Third Party and any other person who has submitted observations and invite comments giving those persons a period of not less than 14 days within which to comment;

     (c) After considering an,.' comments received the Director shall inform the Licensee of his decision and shall publish it in like manner as the representation was published.

37.5 The Licensee, if it is a Regulated Supplier, shall offer that Access Control Service requested to any person on fair, reasonable and non-discriminatory terms, where a Third Party requires such Access Control Service in order to supply a Relevant Other Telecommunication Service of any description.

37.6 Where the Licensee provides, or intends to provide, any Access Control Service in accordance with the offer referred to in paragraph 37.5 above, the Licensee shall co-operate with the Third Party and do whatever is necessary and reasonable to ensure interoperability of the Applicable System and associated apparatus to enable the Access Control Services to be provided and maintained.

                                                                    CONDITION 38

TRANSCONTROL REQUIREMENTS IMPOSED ON THE OPERATORS OF ACCESS CONTROL SERVICES

38.1 Where the Licensee, as a Regulated Supplier provides, or intends to provide. to a Third Party any Access Control Service in relation to the provision of Relevant Other Telecommunication Services which are, or are to be, conveyed by means of public telecommunication systems run by a Cable Operator, it shall co-operate with the Cable Operator, including providing it with any necessary assistance and information, so that the Cable Operator is able to transcontrol and retransmit the Relevant Other Telecommunication Service cost-effectively using its own Access Control Service, without incurring unnecessary or unreasonable expense.

38.2 Nothing in paragraph 38.1 above shall prevent the Licensee charging and being paid for the assistance and information so provided.

                                                                    CONDITION 39

PROHIBITION OF LINKED SALES

39.1 If it is a Regulated Supplier, the Licensee shall not make the provision to any person of any Access Control Service conditional upon the acquisition by any person of:

     (a) any other service (whether an Access Control Service or otherwise) which is not part of the particular Access Control Service requested save where that Service cannot be provided without the provision of that other service; or

     (b)  any    computer    programme,     telecommunication    apparatus    or
          telecommunication system, save where the Access Control Service requested cannot be provided otherwise.

39.2 Except where the Director has agreed otherwise, the Licensee shall not provide an Access Control Service together with any of the things described in paragraph 39.1 (a) or39.1 (b) above in a manner, or for charges, or on terms or conditions more favourable than would have been available for providing the Access Control Service requested without that other thing.

39.3 Notwithstanding paragraphs 39.1 and 39.2 the Licensee may:

     (a) where it supplies as part of the same transaction or interconnected series of transactions two or more items of apparatus for the provision of Access Control Services for connection to any of the Applicable Systems, offer quantity discounts or more favourable terms and conditions in respect of quantity in relation to such apparatus which it so supplies whether those items of apparatus are of the- same or different descriptions;

     (b) where the Director consents, impose such conditions as are incidental to the provision of the Access Control Service or the supply of the apparatus requested;

     (c) where it provides by means of or in relation to any of the Applicable Systems and as part of the same transaction or an interconnected series of transactions, two or more Access Control Services or Relevant Other Telecommunication Services which are of the same description or which are so related as to permit economies of scope when they are provided together, offer such quantity discounts or such more favourable terms and conditions in respect of quantity for those services as have been published in accordance with Condition 40.

                                                                    CONDITION 40

PUBLICATION OF CHARGES, TERMS AND CONDITIONS TO BE APPLIED IN RESPECT OF ACCESS CONTROL SERVICES

40.1 If it is a Regulated Supplier, the Licensee shall, except in so far as the Director may otherwise consent in writing and without prejudice to the requirements of Condition 11:

     (a) publish in the manner and at the times specified in paragraph 40.2 a notice specifying, or specifying the method that is to be adopted for determining, the charges and other terms and conditions on which it offers: (i) to provide each Access Control Service, or package of such services; or

          (ii) to provide Access Control Services by means of, any of the Applicable Systems; and

     (b)  where it does any of the things  mentioned in paragraph 40.1 (a)(i) or
          40.1 (a)(ii), do those things at the charges and on the other terms and conditions so published.

40.2 Publication of the notice shall be effected by:

     (a) sending a copy' thereof to the Director to arrive not more than 28 days after the date on which the Licensee first provides services under the Licence and thereafter not less than 28 days before any proposal to amend any charge, term or condition or the method of determining the same is to become effective;

     (b) placing as soon as practicable thereafter a copy thereof in a publicly accessible part of the Major Office of the Licensee in such manner and in such place that it is readily available for inspection free of charge by members of the general public during such hours as the Secretary, of State may prescribe under section 19(4) of the 1984 Act that the register of Licences and orders is to be open to public inspection or in the absence of any such order having been made by the Secretary of State. during normal office hours; and

     (c) sending a copy thereof or such part or parts thereof as are appropriate to any person who may request such a copy.

                                                                    CONDITION 41

INTELLECTUAL PROPERTY

41.1 If it is a Regulated Supplier, where it appears to the Director that any Relevant Intellectual Property Right has been, is being or is likely to be exercised (whether by the Licensee or by any other person in pursuance of an agreement, arrangement or concerted practice to which the Licensee is a party.) so as to prevent:

     (a) any Access Control System, Conditional Access System. Transmission System, Essential Component or other telecommunication system or telecommunication apparatus which may lawfully be connected to any of the Applicable Systems, from being so connected either at all or on reasonable charges, terms and conditions; or

     (b) any Access Control Service which may lawfully be provided by means of the Applicable Systems, from being so provided or obtained either at all or on reasonable charges, terms and conditions;

he may direct the Licensee in writing in accordance with paragraph 41.2 or 41.3.

41.2 Where the exercise of the Relevant Intellectual Property Right prevents a Product from being made available either at all or on reasonable charges, terms and conditions to the person wishing to make such a connection or to provide or obtain an Access Control Service, the Director may direct the Licensee to take such steps as are within the power of the Licensee and are, in the opinion of the Director, reasonable and necessary in all the circumstances to secure that the Product is made available to that person on charges, terms and conditions acceptable to that person or which (in default of agreement) are, in the opinion of the Director, reasonable to enable such connection to be made or such service to be provided or obtained.

41.3 Where paragraph 41.1 applies in circumstances other than those described in paragraph 41.2, the Director may direct the Licensee to take such. steps as are within the power of the Licensee and are, in the opinion of the Director, reasonable and necessary in all the circumstances to secure that the person wishing to make such a connection or to provide or obtain such an Access Control Service is enabled to make use of the Relevant Intellectual Property Right for the purpose of making the connection or of providing or obtaining the service, upon charges, terms and conditions acceptable to that person or which (in default of agreement) are, in the opinion of the Director. reasonable for such purpose.

                                                                    CONDITION 42

REQUIREMENT TO KEEP SEPARATE FINANCIAL ACCOUNTS

42.1 If it is a Regulated Supplier, the Licensee shall keep separate financial accounts regarding its operation of Access Control Services save that where, the Licensee also runs a Conditional Access System it shall not be obliged by this Condition to keep accounts in respect of Access Control Services separate from those in respect of Conditional Access Services provided by means of a Conditional Access System.

42.2 The Licensee shall maintain such accounting records dealing separately with its Access Control Services Business as will enable it to show separately and explain, in response to any request from the Director under paragraph 42.5, all the transactions to which paragraph 42.3 refers.

42.3 This paragraph refers to all transactions between the Licensee's Access Control Services Business and:

     (a) any other business carried on by the Licensee whether in the United Kingdom or elsewhere; or

     (b) the business of any Associated Person whether in the United Kingdom or elsewhere: or

     (c)  the business of any Third Party; or

     (d) any other person or class of persons notified to the Licensee by the Director.

42.4 The Licensee shall update the accounting  records  referred to in paragraph
42.1 no less frequently than monthly and those records shall include in particular the costs (including capital costs), revenue and a reasonable assessment of assets employed in and liabilities attributable to the Access Control Services Business, and separately, the amount of any material item of revenue, cost, asset or liability which has been either:

     (a) charged from or to any other business of the Licensee or the business of an Associated Person or Third Party together with a description of the basis of the value on which the charge was made: or

     (b) determined by apportionment or attribution from an activity common to the business and any other business of the Licensee or any Associated Person and. if not otherwise disclosed, the basis of the apportionment or attribution.

42.5 The Director may at any time request from the Licensee copies of any of the accounting records and detailed attribution policies and procedures which the Licensee is obliged to maintain by this Condition, covering any period between:

     (a) the date on which the Licensee first carried on any Access Control Services Business in the United Kingdom; and

     (b) the date on which such records were, or should have been last updated in accordance with paragraph 42.4.

The Licensee shall provide any such records requested by the Director within 28 days of receiving such a request in writing.

42.6 The provisions of Conditions 27.5 and 27.6 shall apply to this Condition in the same way as they apply to Condition 27.

                                                                    CONDITION 43

CODE OF PRACTICE ON THE CONFIDENTIALITY OF CUSTOMER INFORMATION

43.1 If it is a Regulated Supplier, subject to the other provision of this Licence, the Licensee shall take all reasonable steps to safeguard the privacy and confidentiality of any information about a Third Party and its business (including subscriber data) to whom it provides Access Control Services, acquired by it in relation to the provision of those Services, and shall use its best endeavours to secure that:

     (a) no person acting on behalf of the Licensee or any member of the Licensee's Group divulges or uses any such information except as may be necessary in the course of providing such services to the Third Party; and

     (b) no such person seeks such information other than is necessary for the purpose of providing Access Control Services to the Third Party.

43.2 Paragraph 43.1 above does not apply where:

     (a) the information relates to a specific party and that party has consented in writing to such information being divulged or used, and such information is divulged or used in accordance with the terms of that consent, or

     (b)  the it formation is in the public domain.

43.3 Without prejudice to the obligation in paragraph 43.l the Licensee shall take all reasonable steps to prevent any failure to comply with paragraph 43.1 above, including, without prejudice to the generality of the foregoing:

     (a) imposing restrictions on the communication and disclosure of information to persons acting on behalf of the Licensee or members of its Group other than to those directly engaged in the provision of Access Control Services to the Third Party

     (b) imposing restrictions on access by persons other than those directly engaged in the provision of Access Control Services to the Third Party to:

          (i) premises or parts of premises used for the Third Party's business: and

          (ii) information relating to that business and its customers.

43.4 The Licensee shall take reasonable steps to ensure that the Licensee and any persons acting on its behalf and members of the Licensee's Group and any persons acting on their behalf observe the provisions of a Code of Practice which:

     (a) specifies the persons to whom they may not disclose information about a customer of the Licensee's business providing Access Control Services without prior written consent of that customer;

     (b)  makes  provision  for  any  disclosure  of  information   without  the
          customer's consent.

43.5 The Licensee shall within three months of first running an Applicable System confirm in writing to the Director that the Licensee has taken all reasonable steps to ensure that it and its employees are observing the provisions of a Code of Practice.

43.6 This Condition is without prejudice to the duties at law of the Licensee towards its customer.

                                                                    CONDITION 44

EXCEPTIONS AND LIMITATIONS ON OBLIGATIONS IN PART 3 OF SCHEDULE I

44.1 Nothing in this Part of this Schedule shall require the Licensee to do any thing which the Director has agreed is impracticable on technical or commercial grounds or on the grounds that he could not reasonably be expected to do that thing.

44.2 Nothing in this Part of this Schedule shall require the Licensee to do anything which the Director has agreed would prejudice the security of the Licensee's Access Control Services Business or any apparatus comprised in it so that its ability to combat piracy is materially compromised.

SCHEDULE 2: REVOCATION

1 Notwithstanding paragraph 3 of the Licence the Secretary of State may at any time revoke this Licence by at least 30 days' notice given to the Licensee in writing in any of the following circumstances:

     (a) if the Licensee agrees in writing with the Secretary. of State that this Licence should be revoked; or

     (b)  if either

          (i) an undertaking has become a Parent Undertaking in relation to the Licensee; or

a change or acquisition of a description specified in paragraphs 24.2 and 24.3 of Condition 24 of Schedule 1 to this Licence has taken place;

               and either

          (ii) the Licensee has duly notified the Secretary. of State in accordance with those paragraphs; or

          (iii)the Licensee has failed to notify the Secretary of State that such event, change or acquisition has taken place in accordance with an obligation under that Condition;

               and

          (iv) the Secretary of State has notified the Licensee in writing that he is minded to revoke this Licence on the grounds either that:

               (A) the event, change or acquisition would in his opinion be against the interests of national security or relations with the government of a country or territory outside the United Kingdom; or

                    (B)  the Licensee has  committed a breach of Condition 24 of
                         Schedule I; and

          (v) the event, change or acquisition has not been reversed or remedied within 30 days of the receipt by' the Licensee of such notification; or

     (c) if, following a change or acquisition of the type referred to in Condition 24 of Schedule I to this Licence, the Secretary of State considers, or the Director has notified the Secretary of State that the Director considers, that the Licensee is relying, has relied or is likely to rely on this Licence in circumstances in which an effect of such reliance is, was or may be that the Licensee or any member of the Licensee's Group is or was relieved wholly or in part of any obligation, limitation or restriction imposed by a Licence issued to the Licensee or any member of the Licensee's Group; or

     (d) where the Licensee has failed to comply with a final order (or a provisional order confirmed) under section 16 of the Act and the Secretary. of State has given the Licensee not less than 30 days' notice in writing that, if the Licensee fails to comply with the order within that period of 30 days, he intends to revoke the Licence. provided that no such notice of intention shall be given where the question of the validity of the order is the subject of any court proceedings, and where that question becomes so subject during the 30 day notice period, that period shall cease to run until the final disposal of those proceedings (including any Appeal); or

     (e)  if the Licensee:

          (i)  is deemed to be unable to pay its debts  (within  the  meaning of section 123 of the Insolvency Act 1986 as applied for the purposes of this Licence by paragraph 2(b)), convenes any meeting with its creditors generally with a view to the general readjustment or rescheduling of its indebtedness or makes a general assignment for the benefit of its creditors generally; or

          (ii) enters into administration, receivership or liquidation; or

          (iii)ceases  to  provide   telecommunication   services  of  the  type
               authorised in paragraph 3 of Schedule 3 to this Licence; or

     (f) if the Licensee or any other person takes any action for the voluntary winding-up or dissolution of the Licensee; or

     (g) if the Licensee enters into any scheme of arrangement under the Insolvency Act 1986 (other than in any such case for the purpose of reconstruction or amalgamation upon terms and within such period as may previously have been approved in writing by the Secretary of State); or

     (h) if an administrator, receiver, trustee or similar officer of the Licensee, or of all or an,,' material part of the revenues and assets of it. is appointed; or

          (i) if any order is made for the compulsory winding-up or dissolution of the Licensee: or

          (ii) if any amount payable under Condition 26 of Schedule 1 is unpaid 30 days after it becomes due and remains unpaid for a period of 14 days after :he Secretary of State notifies the Licensee that the payment is overdue.

2 For the purposes of paragraph 1(e)(i), in applying section 123 of the Insolvency Act l986:

     (a) if a written demand served on the Licensee is satisfied prior to the expiry of the notice of revocation the Secretary of State shall not revoke the Licence; and

     (b) the figure of "(pound)750", or such other money sum as may be specified from time to time pursuant to sections 123(3) and 416 of the Insolvency Act 1986, shall be deemed to be replaced by "250,000" or such higher figure as the Director may from time to time determine.

3 In this Schedule:

     (a) "Group" means a parent undertaking and its subsidiary undertaking or undertakings within the meaning of section 258 of the Companies Act
          1985 as substituted by section 21 of the Companies Act 1989; and "Licensee's Group" means a Group in respect of which the Licensee is either a parent undertaking or a subsidiary undertaking; and

     (b) "Parent Undertaking" has the same meaning as in section 258 of the Companies Act 1985 as substituted by section 21 of the Companies Act 1989.

4 For the purposes of this Schedule "Appeal" includes further appeal and application for leave to appeal or further to appeal.

          (i)  Encryption Services, that is to say:

               (A) any encryption or scrambling of signals for a Relevant Other Telecommunication Service of any description; and

               (B) the conveyance by the Applicable System of encryption or scrambling information;

          (ii) Subscriber Authorisation Services, that is to say:

               (A) the actuation or control or the remote actuation or control of decoders; or

               (B)  the  initial   transmission   of  messages   connected  with
                    subparagraph (a)(ii)(A) above;

          (iii) Subscriber Management Services, that is to say:

               (A) the preparation, or preparation and supply to consumers of Essential Components; or

               (B) the preparation from consumers' orders of instructions for authorisation signals for transmission to decoders,

               (C)  or both;

or any other component of a telecommunication service where failure to provide such a part means that such Relevant Other Telecommunication Service could not be supplied to consumers;

     (b)  "Applicable  Terminal  Equipment"  means apparatus which is applicable
          terminal   equipment  within  the  meaning  of  regulation  4  of  the
          Telecommunications Terminal Equipment Regulations 1992;

     (c)  "Compliant  Terminal  Equipment" means Applicable  Terminal  Equipment
          which   satisfies   the   requirements   of   regulation   8  of   the
          Telecommunications Terminal Equipment Regulations 1992;

     (d) "Conditional Access Services" has the same meaning as in Directive 95/47/EC of the European Parliament and of the Council on the use of standards for the transmission of television signals and the Advanced Television Standards Regulations. 1996 (S.I. 1996/3151 );

     (e) "Dwelling-House" has the same meaning as in section 202 of the Broadcasting Act 1990;

     (f) "EUTELSAT Convention" means the Convention establishing the European Telecommunications Satellite Organisation EUTELSAT including its Preamble and its Annexes, opened for signature by governments at Paris. France on 15 July 1982. and any subsequent amendments made to it;

     (g) "EUTELSAT Operating Agreement" means the Operating Agreement relating to the European Telecommunications Satellite Organisation EUTELSAT, including its Preamble and Annexes, opened for signature at Paris, France on 15 July 1982, and any subsequent amendments made to it;

     (h)  "INMARSAT   Convention"   means  the   Convention   establishing   the
          International Mobile Satellite Organisation (formerly the International Maritime Satellite Organisation) INMARSAT including its Preamble and its Annex, opened for signature by governments at London, England on 3 September 1976, and any subsequent amendments made to it;

     (i) "INMARSAT Operating Agreement" means the Agreement, including its Annex, opened for signature at London, England on 3 September 1976 by entities designated by governments party to the INMARSAT Convention, and any subsequent amendments made to it;

     (j) "INTELSAT Agreement" means the Agreement including its Annexes but excluding all titles of Articles, opened for signature by governments at Washington DC, USA, on 20 August 1971 by which the International Telecommunications Satellite Organisation INTELSAT was established, and any subsequent amendments made to it;

     (k)  "INTELSAT  Operating  Agreement"  means the  Agreement,  including its
          Annex but excluding all titles of Articles, opened for signature at Washington DC, USA, on 20 August 1971, by governments or telecommunications entities designated by governments in accordance with the provisions of the INTELSAT Agreement, and any subsequent amendments made to it;

     (L) "International Private Leased Circuit" means a communication facility which is:

          (i) comprised both in a public telecommunication system and in an equivalent telecommunication system in a country, or territory other than the United Kingdom;

          (ii) for the conveyance of Messages between:

               (A) in the case of outbound Messages, the last point of connection within the United Kingdom at which the route of the Messages is selected and the first point of connection in any country or territory other than the United Kingdom;

               (B) in the case of in bound Messages. the last point of (connection in any country or territory other than the United Kingdom and the first point of connection in the United Kingdom at which the route of the Messages is selected:

          (iii) made available to a particular Service Provider:

          (iv) such that all of the Messages transmitted at any of the points mentioned in paragraph (i) are received at every other such point; and

          (v) such that all the points mentioned in paragraph (ii) are points of connection between telecommunications systems referred to in paragraph (i); and

          (vi) such that all the points mentioned in paragraph (ii) are fixed by the way in which the facility is installed and cannot otherwise be selected by persons or telecommunication apparatus sending Messages by means of that facility; but

          (vii)excluding from the extent of the facility any other private leased circuit installed between the particular Service Provider and any other person in the United Kingdom;]

     (m) "International Simple Data Resale Services" means telecommunication services consisting in the conveyance of Messages which do not include two-way live speech, but include only such switching, processing, data storage or protocol conversion as is necessary for the conveyance of those Messages in real time, which have been or are to be conveyed by means of all of the following;

          (i)  a Public Switched Network;

          (ii) an International Private Leased Circuit; and

          (iii)the equivalent of a Public Switched Network in another country or territory;

          provided that conveyance of a Message by means of a Public Switched network or, as the case may be, the equivalent of a Public Switched Network in another country or territory, shall be disregarded where that Message is so conveyed in circumstances specified for the time being by the Secretary of State as not being material for the purposes of paragraph 3 and included in a list kept for the purpose by the Director and made available by him for inspection by the general public:

     (n) "International Simple Voice Resale Services" means telecommunication services consisting in the conveyance of Messages which include two-way live speech which have been or are to be conveyed by means of all of the following:

          (i)  a Public Switched Network;

          (ii) an International Private Leased Circuit; and

          (iii)the equivalent of a Public Switched Network in another country or territory;

          provided that conveyance of a Message by means of a Public Switched Network or, as the case may be, the equivalent of a Public Switched Network in another country or territory, shall be disregarded where that Message is so conveyed in circumstances specified for the time being by the Secretary of State as not being material for the purposes of paragraph 3 and included in a list kept for the purpose by the Director and made available by him for inspection by the general public;

     (o)  "Message"  means  anything  falling  within  paragraphs  (a) to (d) of section 4(1) of the Act;

     (p) "Mobile Radio Tails Service" means a telecommunication service consisting in the conveyance of Messages through the agency of Wireless Telegraphy to or from the Applicable Systems directly from or to any apparatus desired or adapted to be capable of being used while in motion;

     (q)  "Private Leased Circuit" means a communication facility which is:

          (i) provided by means of one or more public telecommunications systems:

          (ii) for the conveyance of Messages between points, all of which are points of connection between telecommunication systems referred to in paragraph 4(q)(i) and other telecommunication systems;

          (iii) made available to a particular person or particular persons;

          (iv) such that all of the Messages transmitted at any of the points mentioned in paragraph 4(q)(ii) are received at every other such point; and

          (v) such that the points mentioned in paragraph 4(q)(ii) are fixed by the way in which the facility is installed and cannot otherwise be selected by persons or telecommunication apparatus sending Messages by means of that facility:

     (r) "Public Switched Network" means a public telecommunication system by means of which two-way telecommunication services are provided whereby Messages are switched incidentally to their conveyance, and, for the avoidance of doubt, a Public Switched Network does not include Private Leased Circuits or International Private Leased Circuits; and

     (s) "Service Provider" means any person who is in the business of providing telecommunication services of any description;

     "Wireless Telegraphy" has the same meaning as in the Wireless Telegraphy Act 1949.

5 Expressions cognate with those referred to in this Schedule shall be construed accordingly.

PRICR  POUND 10


Copies of this Licence are available from the OFTEL library, 50 Ludgate Hill, London EC4M 7JJ (telephone 0171 634 8764)


c. Crown copyright

Issued by the Department of Trade and Industry